Document And Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	S-1
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Entity Registrant Name	VISANT CORP
Entity Central Index Key	0001308085
Entity Filer Category	Non-accelerated Filer

Consolidated Statements Of Operations (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Jan. 01, 2011	Jan. 02, 2010
Consolidated Statements Of Operations [Abstract]
Net sales	$ 1,217,792	$ 1,240,887	$ 1,255,325
Cost of products sold	572,611	576,850	588,783
Gross profit	645,181	664,037	666,542
Selling and administrative expenses	449,801	461,227	451,303
(Gain) loss on disposal of fixed assets	(910)	269	(1,405)
Special charges	44,413	4,720	14,486
Operating income	151,877	197,821	202,158
Interest income	(97)	(158)	(233)
Interest expense	164,233	91,451	55,522
Loss on repurchase and redemption of debt		9,693
(Loss) income before income taxes	(12,259)	96,835	146,869
Provision for income taxes	2,625	40,668	56,209
Net (loss) income	$ (14,884)	$ 56,167	$ 90,660

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Jan. 01, 2011
ASSETS
Cash and cash equivalents	$ 36,014	$ 60,197
Accounts receivable, net	112,838	112,240
Inventories	109,290	102,446
Salespersons overdrafts, net of allowance of $12,915 and $11,467, respectively	30,074	30,619
Income tax receivable	2,022
Prepaid expenses and other current assets	19,313	18,295
Deferred income taxes	21,896	21,054
Total current assets	331,447	344,851
Property, plant and equipment	501,286	477,746
Less accumulated depreciation	(291,236)	(263,295)
Property, plant and equipment, net	210,050	214,451
Goodwill	983,114	1,008,499
Intangibles, net	448,394	503,809
Deferred financing costs, net	52,486	50,174
Deferred income taxes	2,564	2,690
Other assets	11,533	13,789
Prepaid pension costs	4,906	5,712
Total assets	2,044,494	2,143,975
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDER'S (DEFICIT)
Accounts payable	55,350	51,728
Accrued employee compensation and related taxes	30,547	30,848
Commissions payable	21,365	21,965
Customer deposits	176,996	183,308
Income taxes payable	29,812	29,277
Interest payable	34,294	37,914
Current portion of long-term debt and capital leases	4,026	16,260
Other accrued liabilities	36,384	32,344
Total current liabilities	388,774	403,644
Long-term debt and capital leases-less current maturities	1,913,579	1,972,469
Deferred income taxes	158,095	181,680
Pension liabilities, net	97,174	53,673
Other noncurrent liabilities	44,851	42,521
Total liabilities	2,602,473	2,653,987
Mezzanine equity	578	145
Preferred stock $.01 par value; authorized 300,000 shares; none issued and outstanding at December 31, 2011 and January 1, 2011
Common stock $.01 par value; authorized 1,000 shares; 1,000 shares issued and outstanding at December 31, 2011 and January 1, 2011
Additional paid-in-capital	103	54
Accumulated deficit	(495,499)	(480,615)
Accumulated other comprehensive loss	(63,161)	(29,596)
Total stockholder's deficit	(558,557)	(510,157)
Total liabilities, mezzanine equity and stockholder's deficit	$ 2,044,494	$ 2,143,975

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Jan. 01, 2011
Consolidated Balance Sheets [Abstract]
Salespersons overdrafts, allowance	$ 12,915	$ 11,467
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	300,000	300,000
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	1,000	1,000
Common stock, shares issued	1,000	1,000
Common stock, shares outstanding	1,000	1,000

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Jan. 01, 2011	Jan. 02, 2010
Consolidated Statements Of Cash Flows [Abstract]
Net (loss) income	$ (14,884)	$ 56,167	$ 90,660
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation	49,866	46,986	43,999
Amortization of intangible assets	55,780	57,098	57,944
Amortization of debt discount, premium and deferred financing costs	14,910	7,437	5,914
Other amortization	437	496	602
Deferred income taxes	(1,010)	(13,122)	(4,284)
Loss on repurchase and redemption of debt		9,693
(Gain) loss on disposal of fixed assets	(910)	269	(1,405)
Stock-based compensation	482	198
Loss on asset impairments	36,501	198	6,036
Other	5,671	(700)	1,212
Changes in assets and liabilities:
Accounts receivable	988	2,967	26,348
Inventories	(6,365)	1,813	2,969
Salespersons overdrafts	531	(2,063)	(315)
Prepaid expenses and other current assets	4,077	(812)	3,574
Accounts payable and accrued expenses	2,674	(12,891)	(953)
Customer deposits	(6,152)	(1,000)	(956)
Commissions payable	(593)	(59)	(966)
Income taxes payable	(2,234)	27,530	(1,604)
Interest payable	(3,620)	27,456	346
Other operating activities, net	(13,620)	(2,926)	(22,031)
Net cash provided by operating activities	122,529	204,735	207,090
Purchases of property, plant and equipment	(55,525)	(50,223)	(46,138)
Proceeds from sale of property and equipment	6,734	751	3,491
Acquisition of businesses, net of cash acquired	(4,681)	(9,896)	(869)
Additions to intangibles	(212)	(1,039)	(917)
Other investing activities, net		9
Net cash used in investing activities	(53,684)	(60,398)	(44,433)
Short-term borrowings	83,000	329,400	1,069
Short-term repayments	(83,000)	(329,400)	(137,000)
Repayment of long-term debt and capital lease obligations	(76,297)	(824,198)	(78)
Proceeds from issuance of long-term debt and capital leases	349	1,983,234	8,394
Distribution to stockholder		(1,303,731)	(36,569)
Debt financing costs and related expenses	(16,579)	(52,262)	(2,784)
Net cash used in financing activities	(92,527)	(196,957)	(166,968)
Effect of exchange rate changes on cash and cash equivalents	(501)	(276)	(197)
Decrease in cash and cash equivalents	(24,183)	(52,896)	(4,508)
Cash and cash equivalents, beginning of period	60,197	113,093	117,601
Cash and cash equivalents, end of period	36,014	60,197	113,093
Supplemental information:
Interest paid	152,302	56,418	49,124
Income taxes paid, net of refunds	$ 5,886	$ 9,868	$ 33,040

Consolidated Statements Of Changes In Stockholder's Equity (Deficit) (USD $) In Thousands	Common Shares [Member]	Additional Paid-In Capital [Member] USD ($)	Accumulated (Deficit) Earnings [Member] USD ($)	Accumulated Other Comprehensive Income (Loss) [Member] USD ($)	Total USD ($)
Balance at Jan. 03, 2009		$ 606,749	$ 106,109	$ (25,557)	$ 687,301
Balance, shares at Jan. 03, 2009	1
Net (loss) income			90,660		90,660
Cumulative translation adjustment				1,078	1,078
Pension and other postretirement benefit adjustments				(2,668)	(2,668)
Comprehensive (loss) income					89,070
Distribution to Visant Holding Corp.		(36,569)			(36,569)
Balance at Jan. 02, 2010		570,180	196,769	(27,147)	739,802
Balance, shares at Jan. 02, 2010	1
Net (loss) income			56,167		56,167
Cumulative translation adjustment				(227)	(227)
Pension and other postretirement benefit adjustments				(2,222)	(2,222)
Comprehensive (loss) income					53,718
Stock-based compensation		54			54
Dividends to shareholder			(733,551)		(733,551)
Distribution to Visant Holding Corp.		(570,180)			(570,180)
Balance at Jan. 01, 2011		54	(480,615)	(29,596)	(510,157)
Balance, shares at Jan. 01, 2011	1
Net (loss) income			(14,884)		(14,884)
Cumulative translation adjustment				(1,137)	(1,137)
Change in fair value of derivatives				(3,427)	(3,427)
Pension and other postretirement benefit adjustments				(29,001)	(29,001)
Comprehensive (loss) income					(48,449)
Stock-based compensation		49			49
Balance at Dec. 31, 2011		$ 103	$ (495,499)	$ (63,161)	$ (558,557)
Balance, shares at Dec. 31, 2011	1

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

1.    Summary of Significant Accounting Policies

Description of Business

The Company is a marketing and publishing services enterprise servicing the school affinity, direct marketing, fragrance, cosmetic and personal care sampling, and educational and trade publishing segments. The Company sells products and services to end customers through several different sales channels including independent sales representatives and dedicated sales forces. Sales and results of operations are impacted by a number of factors, including general economic conditions, seasonality, cost of raw materials, school population trends, the availability of school funding, product and service offerings and quality and price.

On October 4, 2004, an affiliate of Kohlberg Kravis Roberts & Co. L.P. ("KKR") and affiliates of DLJ Merchant Banking Partners III, L.P. ("DLJMBP III") completed a series of transactions which created a marketing and publishing services enterprise (the "Transactions") through the combination of Jostens, Inc. ("Jostens"), Von Hoffmann Corporation ("Von Hoffmann") and AKI, Inc. and its subsidiaries ("Arcade").

Prior to the Transactions, Von Hoffmann and Arcade were each controlled by affiliates of DLJ Merchant Banking Partners II, L.P. ("DLJMBP II"), and DLJMBP III owned approximately 82.5% of Visant Holding Corp.'s ("Holdco") outstanding equity, with the remainder held by other co-investors and certain members of management. Upon consummation of the Transactions, an affiliate of KKR invested $256.1 million and was issued equity interests representing approximately 49.6% of Holdco's voting interest and 45.0% of Holdco's economic interest, while affiliates of DLJMBP III held equity interests representing approximately 41.0% of Holdco's voting interest and 45.0% of Holdco's economic interest, with the remainder held by other co-investors and certain members of management. As of December 31, 2011, affiliates of KKR and DLJMBP III (the "Sponsors") held approximately 49.2% and 41.1%, respectively, of Holdco's voting interest, while each continued to hold approximately 44.7% of Holdco's economic interest. As of December 31, 2011, the other co-investors held approximately 8.4% of the voting interest and 9.1% of the economic interest of Holdco, and members of management held approximately 1.3% of the voting interest and approximately 1.5% of the economic interest of Holdco (exclusive of exercisable options). Visant is an indirect wholly owned subsidiary of Holdco.

Basis of Presentation

The consolidated financial statements included herein are for Visant and its wholly-owned subsidiaries.

All intercompany balances and transactions have been eliminated in consolidation.

Amounts previously reported for "Stock-based compensation" and "Other operating activities, net" within the operating section of the Consolidated Statement of Cash Flows for fiscal year ended January 1, 2011 have been adjusted in order to present separately the amount of stock-based compensation not settled in cash, in "Other operating activities, net"; however, total net cash provided by operating activities was unchanged.

Fiscal Year

The Company's fiscal year ends on the Saturday closest to December 31st and as a result, a 53rd week is added approximately every sixth year. The Company's 2011 fiscal year ended on December 31, 2011. Fiscal years 2011, 2010 and 2009 consisted of 52 weeks, and the 2008 fiscal year included a 53rd week. While quarters normally consist of 13-week periods, the fourth quarter of fiscal 2008 included a 14th week.

Use of Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles ("GAAP") in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from these estimates.

Revenue Recognition

The Company recognizes revenue when the earnings process is complete, evidenced by an agreement with the respective customer, delivery and acceptance has occurred, collectability is probable and pricing is fixed ordeterminable. Revenue is recognized (1) when products are shipped (if shipped free on board "FOB" shipping point), (2) when products are delivered (if shipped FOB destination) or (3) as services are performed as determined by contractual agreement, but in all cases only when risk of loss has transferred to the customer and the Company has no further performance obligations.

Shipping and Handling

Net sales include amounts billed to customers for shipping and handling costs. Costs incurred for shipping and handling are recorded in cost of products sold.

Cost of Products Sold

Cost of products sold primarily includes the cost of paper and other materials, direct and indirect labor and related benefit costs, depreciation of production assets and shipping and handling costs.

Warranty Costs

Provisions for warranty costs related to Jostens' scholastic products, particularly class rings due to their lifetime warranty, are recorded based on historical information and current trends in manufacturing costs. The provision related to the lifetime warranty is based on the number of rings manufactured in the prior school year consistent with industry standards. For fiscal years ended 2011, 2010 and 2009, the provision for the total net warranty costs was $4.8 million, $5.1 million and $4.9 million, respectively. Warranty repair costs for rings manufactured in the current school year are expensed as incurred. Accrued warranty costs in the accompanying consolidated balance sheets were approximately $0.6 million as of December 31, 2011 and January 1, 2011.

Selling and Administrative Expenses

Selling and administrative expenses are expensed as incurred. These costs primarily include salaries and related benefits of sales and administrative personnel, sales commissions, amortization of intangibles and professional fees such as audit and consulting fees.

Advertising

The Company expenses advertising costs as incurred. Selling and administrative expenses included advertising expense of $7.9 million for 2011, $7.8 million for 2010 and $5.5 million for 2009.

Foreign Currency Translation

Assets and liabilities denominated in foreign currencies are translated at the current exchange rate as of the balance sheet date, and income statement amounts are translated at the average monthly exchange rate. Translation adjustments resulting from fluctuations in exchange rates are recorded in Accumulated Other Comprehensive Loss.

Supplier Concentration

Jostens purchases substantially all precious, semi-precious and synthetic stones from a single supplier located in Germany. Arcade's products utilize specific grades of paper and foil laminates for which it relies on limited suppliers with whom it does not have written supply agreements in place.

Derivative Financial Instruments

The Company recognizes all derivatives on the balance sheet at fair value. Changes in the fair value of derivatives are either recorded in earnings or other comprehensive income (loss), based on whether the instrument qualifies for and is designated as part of a hedging relationship. Gains or losses on derivative instruments reported in other comprehensive income (loss) are reclassified into earnings in the period in which earnings are affected by the underlying hedged item. The ineffective portion, if any, of a derivative's change in fair value is recognized in earnings in the current period. Refer to Note 11, Derivative Financial Instruments and Hedging Activities, for further details.

Stock-Based Compensation

The Company recognizes compensation expense related to all equity awards granted, including awards modified, repurchased or cancelled based on the fair values of the awards at the grant date. For the years ended December 31, 2011 and January 1, 2011, Visant recognized compensation expense related to stock-based compensation of approximately $7.0 million and $13.4 million, respectively, which was included in selling and administrative expenses. Visant did not recognize any compensation expense related to stock-based compensation for the year ended January 2, 2010. Refer to Note 15, Stock-based Compensation, for further details.

Mezzanine Equity

Certain management stockholder agreements contain a purchase feature pursuant to which, in the event the holder's employment terminates as a result of the death or permanent disability (as defined in the agreement) of the holder, the holder (or his/her estate, in the case of death) has the option to require that the common shares or vested options be purchased from the holder (estate) and settled in cash. These equity instruments are considered temporary equity and have been classified as mezzanine equity on the balance sheet as of December 31, 2011 and January 1, 2011, respectively.

Cash and Cash Equivalents

All investments with an original maturity of three months or less on their acquisition date are considered to be cash equivalents.

Allowance for Doubtful Accounts

The Company makes estimates of potentially uncollectible customer accounts receivable and evaluates the adequacy of the allowance periodically. The evaluation considers historical loss experience, the length of time receivables are past due, adverse situations that may affect a customer's ability to pay, and prevailing economic conditions. The Company makes adjustments to the allowance balance if the evaluation of allowance requirements differs from the actual aggregate reserve. This evaluation is inherently subjective, and estimates may be revised as more information becomes available.

Allowance for Sales Returns

The Company makes estimates of potential future product returns related to current period product revenue. The Company evaluates the adequacy of the allowance periodically. This evaluation considers historical return experience, changes in customer demand and acceptance of the Company's products and prevailing economic conditions. The Company makes adjustments to the allowance if the evaluation of allowance requirements differs from the actual aggregate reserve. This evaluation is inherently subjective and estimates may be revised as more information becomes available.

Allowance for Salespersons Overdrafts

The Company makes estimates of potentially uncollectible receivables arising from sales representative draws paid in advance of earned commissions. These estimates are based on historical commissions earned and length of service for each sales representative. The Company evaluates the adequacy of the allowance on a periodic basis. The evaluation considers historical loss experience, length of time receivables are past due, adverse situations that may affect a sales representative's ability to repay and prevailing economic conditions. The Company makes adjustments to the allowance balance if the evaluation of allowance requirements differs from the actual aggregate reserve. This evaluation is inherently subjective and estimates may be revised as more information becomes available.

Inventories

Inventories are stated at the lower of cost or market value. Cost is determined by using standard costing, which approximates the first-in, first-out (FIFO) method for all inventories except gold, which are determined using the last-in, first-out (LIFO) method. Cost includes direct materials, direct labor and applicable overhead. Obsolescence adjustments are provided as necessary in order to approximate inventories at market value. This evaluation is inherently subjective, and estimates may be revised as more information becomes available.

Property, Plant and Equipment

Property, plant and equipment are stated at historical cost except when adjusted to fair value in applying purchase accounting in conjunction with an acquisition or merger or when recording an impairment. Maintenance and repairs are charged to operations as incurred. Major renewals and improvements are capitalized. Depreciation is determined for financial reporting purposes by using the straight-line method over the following estimated useful lives:

Years
Buildings and improvements	7 to 40
Machinery and equipment	3 to 12
Capitalized software	2 to 5
Transportation equipment	4 to 10
Furniture and fixtures	3 to 7

Assets acquired under capital leases are depreciated using a straight-line method over the estimated useful life of the asset and are included in depreciation expense.

Capitalization of Internal-Use Software

Costs of software developed or obtained for internal use are capitalized once the preliminary project stage has concluded, management commits to funding the project and it is probable that the project will be completed and the software will be used to perform the function intended. Capitalized costs include only (1) external direct costs of materials and services consumed in developing or obtaining internal-use software, (2) payroll and payroll-related costs for employees who are directly associated with and who devote time to the internal-use software project and (3) interest costs incurred, when material, while developing internal-use software. Capitalization of costs ceases when the project is substantially complete and ready for its intended use.

Goodwill and Indefinite-Lived Intangible Assets

Goodwill is measured as the excess of the cost of an acquired entity over the fair value assigned to identifiable assets acquired and liabilities assumed. The Company is required to test goodwill and other intangible assets with indefinite lives for impairment annually, or more frequently if impairment indicators occur. The impairment test requires management to make judgments in connection with identifying reporting units, assigning assets and liabilities to reporting units, assigning goodwill and other indefinite-lived intangible assets to reporting units and determining the fair value of each reporting unit.

As part of the annual impairment analysis for each reporting unit, the Company engaged a third-party appraisal firm to assist in the determination of the estimated fair value of each unit. This determination included estimating the fair value using both the income and market approaches. The income approach requires management to estimate a number of factors for each reporting unit, including projected future operating results, economic projections, anticipated future cash flows and discount rates. The market approach estimates fair value using comparable marketplace fair value data from within a comparable industry grouping. Where applicable, the Company weighted both the income and market approach equally to estimate the concluded fair value of each reporting unit. The projections are based on management's best estimate given recent financial performance, market trends, strategic plans and other available information. Changes in these estimates and assumptions could materially affect the determination of fair value and/or impairment for each reporting unit.

The most recent impairment testing was completed as of the beginning of the fourth quarter of fiscal year 2011, at which time the Company recognized aggregate impairment charges of $31.9 million relating to an impairment of goodwill and indefinite-lived intangible assets in its publishing services reporting unit which is included in the Marketing and Publishing Services segment. The impairment charges were primarily attributable to ongoing negative industry-specific factors, including continued constraints in government funding for educational textbook purchasing, the shift towards digital books in the trade book industry and the widespread impact of the Borders Group liquidation. The Company observed a decline in the operating results of the publishing services reporting unit which led management to reduce forecasted sales and profitability for the remainder of 2011 and the discrete periods included in the projections.

As part of such impairment test, the Company first determined that the fair value of the publishing services reporting unit's indefinite-lived intangible assets was $11.0 million as of the testing date and, after comparing the fair value to the carrying value of $18.0 million for such assets, the Company recognized a pre-tax impairment of $7.0 million. The Company next evaluated the recoverability of the publishing services reporting unit's amortizable and depreciable long-lived assets by comparing the carrying value of the respective asset group to the estimated undiscounted future cash flows expected to be generated from such assets. Based on the fact that the undiscounted future cash flows of the asset group over its expected remaining useful life exceeded its carrying value, there was no indication of a lack of recoverability of such cash flows and, therefore, no impairment was measured. The Company then commenced a two-step impairment test of the publishing services reporting unit's goodwill which had a pre-impairment carrying value of $111.2 million. In Step 1, the carrying value of the reporting unit exceeded its estimated fair value and, therefore, the Company proceeded to Step 2. In Step 2, the calculation determined that the implied fair value of the reporting unit's goodwill was $86.3 million and, accordingly, the Company recognized a pre-tax impairment charge of $24.9 million relating to the carrying value of goodwill.

The fair value of each of the Company's other reporting units tested for impairment exceeded its carrying value by between 35% and 139%. The reported value of goodwill and indefinite-lived intangible assets at the end of 2011 and 2010 totaled approximately $1,244.6 million and $1,277.0 million, respectively.

Impairment of Long-Lived Assets

An impairment loss on long-lived assets, including intangible assets with finite lives, is recognized whenever events or changes in circumstances indicate the carrying amount of an asset is not recoverable. Assets are grouped and evaluated at the lowest level for which there are identifiable cash flows that are largely independent of the cash flows of other groups of assets. The Company considers historical performance and future estimated results in the evaluation of impairment. If the carrying amount of the asset exceeds expected undiscounted future cash flows, the Company measures the amount of impairment by comparing the carrying amount of the asset to its fair value, generally measured by discounting expected future cash flows at the rate used to evaluate potential investments. For the year ended December 31, 2011, the Company recorded approximately $4.6 million of impairment charges in connection with the closure of certain facilities. For fiscal year 2010, long-lived assets with a carrying amount of $0.2 million exceeded the expected cash flows and were written down to their fair value of $0, resulting in an impairment charge of $0.2 million. For fiscal year 2009, the Company recorded approximately $6.0 million of impairment charges mainly in connection with the closures of the Winston-Salem, North Carolina facility, the Pennsauken, New Jersey facility and the Attleboro, Massachusetts facility. Refer to Note 2, Restructuring Activity and Other Special Charges, for further details.

Customer Deposits

Amounts received from customers in the form of cash down payments to purchase goods and services are recorded as a liability until the goods or services are delivered.

Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Income tax expense represents the taxes payable for the current period, the changes in deferred taxes during the year, and the effect of changes in tax reserve requirements. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Significant judgment is required in determining the Company's income tax expense. Uncertain tax positions are evaluated under the more likely than not threshold for financial statement recognition and measurement for tax positions taken or expected to be taken in a tax return. The Company reviews its tax positions quarterly and adjusts its tax reserve balances as more information becomes available. Refer to Note 13, Income Taxes, for additional information on the provision for income taxes.

All interest and penalties on income tax assessments are recorded as income tax expense, and all interest income in connection with income tax refunds is recorded as a reduction of income tax expense.

Recently Adopted Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board ("FASB") issued guidance which expanded the required disclosures about fair value measurements. This guidance requires (1) separate disclosure of the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements along with the reasons for such transfers, (2) information about purchases, sales, issuances and settlements to be presented separately in the reconciliation for Level 3 fair value measurements, (3) fair value measurement disclosures for each class of assets and liabilities and (4) disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements for fair value measurements that fall in either Level 2 or Level 3. This guidance became effective for the first reporting period beginning after December 15, 2009, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlement on a gross basis, which became effective for fiscal years beginning after December 15, 2010. The Company's adoption of this guidance did not have a material impact on its financial statements.

In December 2010, the FASB amended its authoritative guidance related to Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more-likely-than-not that a goodwill impairment exists. In determining whether it is more-likely-than-not that a goodwill impairment exists, consideration should be made as to whether there are any adverse qualitative factors indicating that an impairment may exist. This guidance is effective for the first reporting period beginning after December 15, 2011. The Company is currently evaluating the impact and disclosure of this standard but does not expect this standard to have a significant impact, if any, on its financial statements.

In December 2010, the FASB amended its authoritative guidance related to business combinations entered into by an entity that is material on an individual or aggregate basis. These amendments clarify existing guidance that, if an entity presents comparative financial statements that include a material business combination, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The amendments also require expanded supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. This guidance became effective, on a prospective basis, for business combinations for which the acquisition date is on or after the first annual reporting period after December 15, 2010. The Company's adoption of this guidance did not have a material impact on its financial statements.

In May 2011, the FASB issued Accounting Standards Update 2011-04 ("ASU 2011-04") which generally provides a uniform framework for fair value measurements and related disclosures between GAAP and the International Financial Reporting Standards ("IFRS"). Additional disclosure requirements in ASU 2011-04 include: (1) for Level 3 fair value measurements, quantitative information about unobservable inputs used, a description of the valuation processes used by the entity and a qualitative discussion about the sensitivity of the measurements to changes in the unobservable inputs, (2) for an entity's use of a nonfinancial asset that is different from the asset's highest and best use, the reason for the difference, (3) for financial instruments not measured at fair value but for which disclosure of fair value is required, the fair value hierarchy level in which the fair value measurements were determined and (4) the disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy. ASU 2011-04 is effective for interim and annual periods beginning on or after December 15, 2011. The Company is currently evaluating the impact and disclosure of this standard but does not expect this standard to have a significant impact, if any, on its financial statements.

In June 2011, the FASB issued Accounting Standards Update 2011-05 ("ASU 2011-05") which revises the manner in which entities present comprehensive income in their financial statements. This new guidance amends existing guidance by allowing only two options for presenting the components of net income and other comprehensive income: (1) in a single continuous financial statement, referred to as the statement of comprehensive income, or (2) in two separate but consecutive financial statements, consisting of an income statement followed by a separate statement of other comprehensive income. Also, items that are reclassified from other comprehensive income to net income must be presented on the face of the financial statements. ASU 2011-05 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company is currently evaluating the impact and disclosure of this standard but does not expect this standard to have a significant impact, if any, on its financial statements.

In September 2011, the FASB issued Accounting Standards Update 2011-08 ("ASU 2011-08") which gives entities testing goodwill for impairment the option of performing a qualitative assessment before calculating the fair value of a reporting unit in Step 1 of the goodwill impairment test. If an entity determines, on the basis of qualitative factors, that the fair value of a reporting unit is, more likely than not, less than the carrying amount for such reporting unit, then the two-step goodwill impairment test would be required. Otherwise, further goodwill impairment testing would not be required. Companies are not required to perform the qualitative assessment for any reporting unit in any period and may proceed directly to Step 1 of the goodwill impairment test. A company that validates its conclusion by measuring fair value can resume performing the qualitative assessment in any subsequent period. ASU 2011-08 is effective for annual and interim goodwill impairment tests performed with respect to fiscal years beginning after December 15, 2011, with early adoption permitted. The Company is currently evaluating the requirements and impact of this standard but does not expect this standard to have a significant impact, if any, on its financial statements.

In September 2011, the FASB issued Accounting Standards Update 2011-09 ("ASU 2011-09"), which amends ASC 715-80 by increasing the quantitative and qualitative disclosures an employer is required to provide about its participation in significant multiemployer plans that offer pension or other postretirement benefits. The objective of ASU 2011-09 is to enhance the transparency of disclosures about (1) the significant multiemployer plans in which an employer participates, (2) the level of the employer's participation in those plans, (3) the financial health of the plans, and (4) the nature of the employer's commitments to the plans. ASU 2011-09 is effective for fiscal years ending after December 15, 2011. The Company's adoption of this guidance did not have a material impact on its financial statements.

On December 23, 2011, the FASB issued Accounting Standards Update 2011-12 ("ASU 2011-12") which defers certain provisions of ASU 2011-05. One provision of ASU 2011-05 required entities to present reclassification adjustments out of accumulated other comprehensive income by component in both the statement in which net income is presented and the statement in which other comprehensive income is presented (for both interim and annual financial statements). This requirement is indefinitely deferred under ASU 2011-12 and will be further deliberated by the FASB at a future date. During the deferral period, all entities are required to comply with existing requirements for reclassification adjustments in Accounting Standards Codification 220 ("ASC 220"), Comprehensive Income, which indicates that "[a]n entity may display reclassification adjustments on the face of the financial statement in which comprehensive income is reported, or it may disclose reclassification adjustments in the notes to the financial statements." The effective date of ASU 2011-12 for public entities is for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. The Company is currently evaluating the impact and disclosure of this standard but does not expect this standard to have a significant impact, if any, on its financial statements.

Restructuring Activity And Other Special Charges	12 Months Ended
Dec. 31, 2011
Restructuring Activity And Other Special Charges [Abstract]
Restructuring Activity And Other Special Charges

2.    Restructuring Activity and Other Special Charges

For the year ended December 31, 2011, the Company recorded $7.9 million of restructuring costs and $36.5 million of other special charges. Included in these charges were $35.3 million of costs in the Marketing and Publishing Services segment consisting of $31.9 million of non-cash impairment charges associated with the write-down of goodwill in the amount of $24.9 million and other indefinite-lived intangible assets in the amount of $7.0 million and $1.0 million of severance and related benefit costs and $2.4 million of non-cash asset related impairment charges associated with the closure of its Milwaukee, Wisconsin facility. Special charges in the Memory Book segment included $6.6 million of costs consisting of $4.4 million of severance and related benefit costs associated with reductions in force and approximately $2.2 million of non-cash asset related impairment charges, in each case associated with the consolidation of its Clarksville, Tennessee and State College, Pennsylvania facilities. Special charges in the Scholastic segment included $2.2 million of severance and related benefit costs associated with reductions in force in connection with the consolidation of certain diploma operations. Also included in special charges were $0.3 million of severance and related benefit costs associated with the elimination of certain corporate management positions. The associated employee headcount reductions were 242, 137 and 46 in the Memory Book, Scholastic and Marketing and Publishing Services segments, respectively.

For the year ended January 1, 2011, the Company recorded $4.5 million of restructuring costs and $0.2 million of other special charges. Included in these charges were $2.4 million and $0.6 million related to cost reduction initiatives in the Scholastic and Memory Book segments, respectively, and $1.7 million of cost reduction initiatives and facility consolidation costs in the Marketing and Publishing Services segment. Included in these costs were approximately $0.2 million in the aggregate of non-cash asset impairment charges in the Scholastic and Marketing and Publishing Services segments. The associated employee headcount reductions were 181, 16 and 47 in the Scholastic, Memory Book and Marketing and Publishing Services segments, respectively.

For the year ended January 2, 2010, the Company recorded $8.5 million of restructuring costs and $6.0 million of other special charges. Restructuring charges included $1.0 million of cost reduction initiatives and severance and related benefits in the Scholastic segment and $4.3 million of severance and related benefits for associated headcount reductions in connection with the closure of the Winston Salem, North Carolina Memory Book facility and certain other reductions in force in the Memory Book segment. Additionally, the Marketing and Publishing Services segment reported $3.2 million of costs related to facility consolidation activity and other reductions in force, which included $2.6 million of severance and related benefits for associated headcount reductions, and $0.6 million of other facility consolidation costs. Other special charges included $0.5 million of non-cash asset impairment charges in the Scholastic segment related to the closure of Jostens' Attleboro, Massachusetts facility and $4.1 million of non-cash asset impairment charges in the Memory Book segment related to the closure of the Winston-Salem, North Carolina facility. Additionally, the Marketing and Publishing Services segment reported $1.4 million of non-cash costs related to asset impairment charges. The associated employee headcount reductions related to the above actions were 92,227 and 154 in the Scholastic, Memory Book and Marketing and Publishing Services segments, respectively.

Restructuring accruals of $2.9 million as of December 31, 2011 and $1.7 million as of January 1, 2011 are included in other accrued liabilities in the consolidated balance sheets. These accruals as of December 31, 2011 included amounts provided for severance and related benefits related to headcount reductions in each segment.

On a cumulative basis through December 31, 2011, the Company incurred $31.8 million of employee severance costs related to the 2009, 2010 and 2011 initiatives, which affected an aggregate of 1,142 employees. Visant paid $28.9 million in cash related to these initiatives as of December 31, 2011.

Changes in the restructuring accruals during fiscal 2011 were as follows:

In thousands	2011 Initiatives	2010 Initiatives	2009 Initiatives	Total
Balance at January 1, 2011	$—	$1,209	$490	$1,699
Restructuring charges	7,831	76	5	7,912
Severance paid	(5,447)	(1,044)	(228)	(6,719)

Balance at December 31, 2011	$2,384	$241	$267	$2,892

The majority of the remaining severance and related benefits associated with the 2011, 2010 and 2009 initiatives are expected to be paid by the end of fiscal 2012.

Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisitions

3.    Acquisitions

2011 Acquisition

On April 4, 2011, the Company consummated the acquisition of Color Optics, Inc. ("Color Optics") through a stock purchase for a total purchase price of $4.8 million paid in cash at closing and a subsequent working capital adjustment. Color Optics is a specialized packaging provider, serving the cosmetic and consumer products industries with highly decorated packaging solutions complementary to the Company's sampling business. The results of the acquired Color Optics operations are reported as part of the Marketing and Publishing Services segment from the date of acquisition. There were no goodwill or intangible assets recognized in connection with this acquisition.

The aggregate cost of the acquisition was allocated to the tangible assets acquired and liabilities assumed based upon their relative fair values as of the date of the acquisition.

The final allocation of the purchase price for the Color Optics acquisition was as follows:

In thousands
Current assets	$3,451
Property, plant and equipment	614
Intangible assets	—
Goodwill	—
Long-term assets	2,412
Current liabilities	(1,647)
Long-term liabilities	(54)

$4,776

2010 Acquisitions

On February 1, 2010, the Company purchased all of the outstanding common stock of Rock Creek Athletics, Inc. ("Rock Creek") for a total purchase price of $5.4 million, including $4.7 million paid in cash at closing and a subsequent working capital adjustment and $0.7 million related to a contingent consideration arrangement subject to Rock Creek achieving a certain revenue target through December 2010. As of January 1, 2011, the Company determined that no payment related to the earn-out provision would be made, and as a result, an adjustment was made to earnings at that time. Rock Creek is a producer of varsity jackets and is complementary to the Company's awards and team jackets business. The results of the acquired Rock Creek operations are reported as part of the Scholastic segment from the date of acquisition. None of the goodwill or intangible assets will be amortized for tax purposes.

On April 21, 2010, the Company announced it had acquired, through a wholly owned subsidiary of Jostens, Intergold Ltd. ("Intergold") (a custom jewelry manufacturer) in connection with a cash offer to acquire all of the issued and outstanding common shares of Intergold. The total purchase price of $5.9 million included $4.4 million paid in cash at closing and $1.5 million of assumed debt. Through a series of internal corporate transactions, Intergold was subsequently amalgamated with Jostens Canada, Ltd. ("Jostens Canada"), with Jostens Canada continuing as the surviving entity. The results of the acquired Intergold operations are reported as part of the Scholastic segment from the date of acquisition. None of the goodwill or intangible assets will be amortized for tax purposes.

On July 13, 2010, the Company acquired certain assets of Daden Group, Inc. (a producer of varsity jackets under the DeLong brand) (the "Daden Assets"). The total purchase price of $0.8 million was paid in cash at closing, inclusive of $0.2 million from an earn-out provision, subject to a working capital adjustment and further contingent consideration. The results of the acquired operations are reported as part of the Scholastic segment from the date of acquisition. The estimated fair value of the identifiable intangible assets, which relate solely to customer relationships, is $0.3 million and will be amortized over a two-year period. There was no goodwill recognized as a result of this acquisition.

The aggregate cost of the acquisitions was allocated to the tangible and intangible assets acquired and liabilities assumed based upon their relative fair values as of the date of the acquisition.

The final allocation of the purchase price for the Rock Creek, Intergold and Daden Assets acquisitions was as follows:

In thousands
Current assets	$3,242
Property, plant and equipment	1,104
Intangible assets	5,920
Goodwill	4,088
Long-term assets	2,486
Current liabilities	(2,772)
Long-term liabilities	(1,884)

$12,184

In connection with the purchase accounting related to the acquisitions of Rock Creek, Intergold and the Daden Assets, the intangible assets and goodwill approximated $10.0 million and consisted of:

In thousands
Customer relationships	$5,437
Trademarks (definite lived)	483
Goodwill	4,088

$10,008

Customer relationships for the Rock Creek, Intergold, and Daden Assets acquisitions are being amortized on a straight-line basis over a three-, ten- and two-year period, respectively. Trademarks related to the Intergold acquisition are being amortized on a straight-line basis over a 20-year period.

The 2011 and 2010 acquisitions, both individually and in the aggregate, were not considered material to the Company's results of operations, financial position or cash flows.

Accumulated Other Comprehensive Loss	12 Months Ended
Dec. 31, 2011
Accumulated Other Comprehensive Loss [Abstract]
Accumulated Other Comprehensive Loss

4.    Accumulated Other Comprehensive Loss

The following amounts were included in determining accumulated other comprehensive loss for the years indicated:

In thousands	Foreign currency translation	Pension and other postretirement, benefit adjustments, net of taxes	Change in fair value of derivatives, net of taxes	Accumulated other comprehensive loss

Balance at January 3, 2009	$3,827	$(29,384)	$—	$(25,557)
Fiscal 2009 period change	1,078	(2,668)	—	(1,590)

Balance at January 2, 2010	4,905	(32,052)	—	(27,147)
Fiscal 2010 period change	(227)	(2,222)	—	(2,449)

Balance at January 1, 2011	4,678	(34,274)	—	(29,596)
Fiscal 2011 period change	(1,137)	(29,001)	(3,427)	(33,565)

Balance at December 31, 2011	$3,541	$(63,275)	$(3,427)	$(63,161)

Accounts Receivable	12 Months Ended
Dec. 31, 2011
Accounts Receivable [Abstract]
Accounts Receivable

5.    Accounts Receivable

Net accounts receivable were comprised of the following:

In thousands	2011	2010
Trade receivables	$125,198	$124,427
Allowance for doubtful accounts	(5,326)	(5,071)
Allowance for sales returns	(7,034)	(7,116)

Accounts receivable, net	$112,838	$112,240

Inventories	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
Inventories

6.    Inventories

Inventories were comprised of the following:

In thousands	2011	2010
Raw materials and supplies	$48,144	$45,010
Work-in-process	31,685	31,151
Finished goods	29,461	26,285

Inventories	$109,290	$102,446

Precious Metals Consignment Arrangement

Jostens is a party to a precious metals consignment agreement with a major financial institution whereby it currently has the ability to obtain up to the lesser of a certain specified quantity of precious metals and $57.0 million in dollar value in consigned inventory. As required by the terms of the agreement, Jostens does not take title to consigned inventory until payment. Accordingly, Jostens does not include the value of consigned inventory or the corresponding liability in its consolidated financial statements. The value of consigned inventory at December 31, 2011 and January 1, 2011 was $32.1 million and $31.5 million, respectively. The agreement does not have a stated term, and it can be terminated by either party upon 60 days written notice. Additionally, Jostens incurred expenses for consignment fees related to this facility of $1.1 million for 2011, $0.9 million for 2010 and $0.6 million for 2009. The obligations under the consignment agreement are guaranteed by Visant.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

7.    Fair Value Measurements

The Company measures fair value as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value should be calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity. In addition, the fair value of liabilities should include consideration of non-performance risk including the Company's own credit risk.

The disclosure requirements around fair value establish a fair value hierarchy for valuation inputs. The hierarchy prioritizes the inputs into three levels based on the extent to which inputs used in measuring fair value are observable in the market. Each fair value measurement is reported in one of the three levels which are determined by the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

•	Level 1—inputs are based upon unadjusted quoted prices for identical instruments traded in active markets.

•

Level 2—inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•

Level 3—inputs are generally unobservable and typically reflect management's estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques that include option pricing models, discounted cash flow models and similar techniques.

Derivative Financial Instruments

Currently, the Company uses derivative financial arrangements to manage a variety of risk exposures, including interest rate risk associated with its term loan B facility maturing in 2016 (the "Term Loan Credit Facility"). The valuation of these instruments is determined using widely accepted valuation techniques, including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities.

The Company incorporates credit valuation adjustments to appropriately reflect both its own nonperformance risk and the respective counterparty's nonperformance risk in the fair value measurements. In adjusting the fair value of its derivative contracts for the effect of nonperformance risk, the Company has considered the impact of netting and any applicable credit enhancements, such as collateral postings, thresholds, mutual puts and guarantees.

Based on an evaluation of the inputs used, the Company has categorized its derivatives within Level 2 of the fair value hierarchy. Any transfer into or out of a level of the fair value hierarchy is recognized based on the value of the instruments at the end of the reporting period.

In thousands	Fair Value Measurements Using			Total Loss
	Quoted Prices in Active Market for Identical Assets Level 1	Significant Other Observable Input Level 2	Significant Unobservable Inputs Level 3

Interest Rate Swaps included as liabilities	$—	$5,471	$—	$5,471

In addition to financial assets and liabilities that are recorded at fair value on a recurring basis, the Company is required to record non-financial assets and liabilities at fair value on a nonrecurring basis. For 2011, assets that were recorded at fair value on a nonrecurring basis were as a result of impairment charges. For the year ended December 31, 2011, the Company recorded approximately $31.9 million of impairment charges on certain indefinite-lived intangible assets as a result of performing its annual impairment analysis. The indefinite-lived assets had a carrying value of approximately $129.2 million and an estimated fair value of $97.3 million, see Note 9, Goodwill and Other Intangible Assets, for further details. The fair value of the indefinite-lived intangible assets was based on level 3 inputs. The following table provides information by level for non-financial assets and liabilities that were measured at fair value during 2011 on a nonrecurring basis.

In thousands		Fair Value Measurements Using			Total Loss
	Fair Value December 31, 2011	Quoted Prices in Active Market for Identical Assets Level 1	Significant Other Observable Input Level 2	Significant Unobservable Inputs Level 3
Indefinite-lived intangible assets	$97,345	$—	$—	$97,345	$31,900

In addition to the methods and assumptions the Company uses to record the fair value of financial and non-financial instruments discussed above, the Company used the following methods and assumptions to estimate the fair value of its financial instruments which are not recorded at fair value on the balance sheet as of December 31, 2011. As of December 31, 2011, the fair value of Visant's 10.00% senior notes due 2017 (the "Senior Notes") was estimated based on quoted market prices for identical instruments in inactive markets. The fair value of the Senior Notes, with a principal amount of $750.0 million, approximated $688.1 million at such date. As of December 31, 2011, the fair value of the Term Loan Credit Facility was estimated based on quoted market prices for similar instruments in inactive markets. The fair value of the Term Loan Credit Facility, with a principal amount of $1,174.4 million, approximated $1,103.9 million at such date.

As of January 1, 2011, the fair value of the Term Loan Credit Facility was estimated based on quoted market prices for similar instruments in inactive markets. The fair value of the Term Loan Credit Facility, with a principal amount of $1,246.9 million, approximated $1,262.6 million. As of January 1, 2011, the fair value of the Senior Notes was estimated based on quoted market prices for identical instruments in inactive markets. The fair value of the Senior Notes, with a principal amount of $750.0 million, approximated $796.9 million.

Property, Plant And Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant And Equipment [Abstract]
Property, Plant And Equipment

8.    Property, Plant and Equipment

Net property, plant and equipment, which includes capital lease assets, consisted of the following:

In thousands	2011	2010
Land	$12,439	$13,833
Buildings	65,221	65,850
Machinery and equipment	325,952	318,194
Capitalized software	62,376	51,712
Transportation equipment	167	133
Furniture and fixtures	24,222	22,628
Construction in progress	10,909	5,396

Total property, plant and equipment	501,286	477,746
Less accumulated depreciation and amortization	(291,236)	(263,295)

Property, plant and equipment, net	$210,050	$214,451

Depreciation expense was $49.9 million for 2011, $47.0 million for 2010 and $44.0 million for 2009. Amortization related to capitalized software was included in depreciation expense and totaled $6.7 million for 2011, $5.7 million for 2010 and $4.4 million for 2009.

The Company recorded gross machinery and equipment under capital leases totaling $10.9 million and $10.4 million and accumulated depreciation on assets under capital leases of $4.5 million and $2.4 million as of December 31, 2011 and January 1, 2011, respectively.

Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill And Other Intangible Assets [Abstract]
Goodwill And Other Intangible Assets

9.    Goodwill and Other Intangible Assets

Goodwill

The change in the carrying amount of goodwill is as follows:

In thousands	Scholastic	Memory Book	Marketing and Publishing Services	Total
Balance at January 1, 2011	$309,927	$391,614	$306,958	$1,008,499
Goodwill additions during the period	—	—	—	—
Impairment of goodwill	—	—	(24,900)	(24,900)
Currency translation	(49)	(436)	—	(485)

Balance at December 31, 2011	$309,878	$391,178	$282,058	$983,114

Goodwill is measured as the excess of the cost of an acquired entity over the fair value assigned to identifiable assets acquired and liabilities assumed. The Company is required to test goodwill and other intangible assets with indefinite lives for impairment annually, or more frequently if impairment indicators occur. The impairment test requires management to make judgments in connection with identifying reporting units, assigning assets and liabilities to reporting units, assigning goodwill and other indefinite-lived intangible assets to reporting units and determining the fair value of each reporting unit.

As part of the annual impairment analysis for each reporting unit, the Company engaged a third-party appraisal firm to assist in the determination of the estimated fair value of each unit. This determination included estimating the fair value using both the income and market approaches. The income approach requires management to estimate a number of factors for each reporting unit, including projected future operating results, economic projections, anticipated future cash flows and discount rates. The market approach estimates fair value using comparable marketplace fair value data from within a comparable industry grouping. Where applicable, the Company weighted both the income and market approach equally to estimate the concluded fair value of each reporting unit. The projections are based on management's best estimate given recent financial performance, market trends, strategic plans and other available information. Changes in these estimates and assumptions could materially affect the determination of fair value and/or impairment for each reporting unit.

The most recent impairment testing was completed as of the beginning of the fourth quarter of fiscal year 2011, at which time the Company recognized aggregate impairment charges of $31.9 million relating to an impairment of goodwill and indefinite-lived intangible assets in its publishing services reporting unit which is included in the Marketing and Publishing Services segment. The impairment charges were primarily attributable to ongoing negative industry-specific factors, including continued constraints in government funding for educational textbook purchasing, the shift towards digital books in the trade book industry and the widespread impact of the Borders Group liquidation. The Company observed a decline in the operating results of the publishing services reporting unit which led management to reduce forecasted sales and profitability for the remainder of 2011 and the discrete periods included in the projections.

As part of such impairment test, the Company first determined that the fair value of the publishing services reporting unit's indefinite-lived intangible assets was $11.0 million as of the testing date and, after comparing the fair value to the carrying value of $18.0 million for such assets, the Company recognized a pre-tax impairment of $7.0 million. The Company next evaluated the recoverability of the publishing services reporting unit's amortizable and depreciable long-lived assets by comparing the carrying value of the respective asset group to the estimated undiscounted future cash flows expected to be generated from such assets. Based on the fact that the undiscounted future cash flows of the asset group over its expected remaining useful life exceeded its carrying value, there was no indication of a lack of recoverability of such cash flows and, therefore, no impairment was measured. The Company then commenced a two-step impairment test of the publishing services reporting unit's goodwill which had a pre-impairment carrying value of $111.2 million. In Step 1, the carrying value of the reporting unit exceeded its estimated fair value and, therefore, the Company proceeded to Step 2. In Step 2, the calculation determined that the implied fair value of the reporting unit's goodwill was $86.3 million and, accordingly, the Company recognized a pre-tax impairment charge of $24.9 million relating to the carrying value of goodwill.

The fair value of each of the Company's other reporting units tested for impairment exceeded its carrying value by between 35% and 139%.

Other Intangible Assets

Information regarding other intangible assets as of December 31, 2011 and January 1, 2011 is as follows:

		2011			2010
In thousands	Estimated useful life	Gross carrying amount	Accumulated amortization	Net	Gross carrying amount	Accumulated amortization	Net

School relationships	10 years	$330,000	$(278,161)	$51,839	$330,000	$(245,287)	$84,713
Internally developed software	2 to 5 years	9,800	(9,800)	—	9,800	(9,800)	—
Patented/unpatented technology	3 years	12,692	(11,670)	1,022	20,380	(18,573)	1,807
Customer relationships	4 to 40 years	158,339	(48,811)	109,528	161,135	(39,123)	122,012
Trademarks (definite lived)	20 years	471	(32)	439	489	(16)	473
Restrictive covenants	3 to 10 years	55,459	(31,373)	24,086	55,125	(28,801)	26,324

		566,761	(379,847)	186,914	576,929	(341,600)	235,329
Trademarks	Indefinite	261,480	—	261,480	268,480	—	268,480

		$828,241	$(379,847)	$448,394	$845,409	$(341,600)	$503,809

Amortization expense related to other intangible assets was $55.8 million for 2011, $57.1 million for 2010 and $57.9 million for 2009. For 2011, approximately $17.5 million of fully amortized patented/unpatented technology, customer relationships and restrictive covenants were written off.

Based on the intangible assets in service as of December 31, 2011, estimated amortization expense for each of the five succeeding fiscal years is $53.0 million for 2012, $35.0 million for 2013, $14.2 million for 2014, $13.5 million for 2015 and $11.7 million for 2016.

Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt

10.    Debt

As of the end of 2011 and 2010, debt obligations consisted of the following:

In thousands	2011	2010
Senior secured term loan facilities, net of original issue discount of $19.2 million:
Term Loan B, variable rate, 5.25% at December 31, 2011 and 7.00% at January 1, 2011 with quarterly interest payments, principal due and payable at maturity—December 2016	$1,155,212	$1,223,162
Senior notes, 10.00% fixed rate, with semi-annual interest payments of $37.5 million in April and October, principal due and payable at maturity—October 2017	750,000	750,000

	1,905,212	1,973,162
Equipment financing arrangements	6,055	7,270
Capital lease obligations	6,338	8,297

Total debt	$1,917,605	$1,988,729

Maturities of debt obligations, excluding original issue discount of $19.2 million, as of the end of 2011 are as follows:

In thousands
Visant:
2012	$4,026
2013	4,167
2014	3,594
2015	606
2016	1,174,406
Thereafter	750,000

Total debt	$1,936,799

Senior Secured Credit Facilities

In connection with the refinancing consummated by Visant on September 22, 2010 (the "Refinancing"), Visant entered into senior secured credit facilities, among Visant, as borrower, Jostens Canada, as Canadian borrower, Visant Secondary Holdings Corp. ("Visant Secondary"), as guarantor, the lenders from time to time parties thereto, Credit Suisse AG, Cayman Islands Branch, as administrative agent, and Credit Suisse AG, Toronto Branch, as Canadian administrative agent, for the Term Loan Credit Facility and a revolving credit facility expiring in 2015 consisting of a $165.0 million U.S. revolving credit facility available to Visant and its subsidiaries and a $10.0 million Canadian revolving credit facility available to Jostens Canada (the "Revolving Credit Facility" and together with the Term Loan Credit Facility, the "Credit Facilities"). The borrowing capacity under the Revolving Credit Facility can also be used for the issuance of up to $35.0 million of letters of credit (inclusive of a Canadian letter of credit facility). On March 1, 2011, Visant announced the completion of the repricing of the Term Loan Credit Facility (the "Repricing"). The amended Term Loan Credit Facility provides for an interest rate for each term loan based upon LIBOR or an alternative base rate ("ABR") plus a spread of 4.00% or 3.00%, respectively, with a 1.25% LIBOR floor. In connection with the amendment, Visant was required to pay a prepayment premium of 1% of the outstanding principal amount of the Term Loan Credit Facility along with certain other fees and expenses. The Credit Facilities allow Visant, subject to certain conditions, to incur additional term loans under the Term Loan Credit Facility in either case in an aggregate principal amount of up to $300.0 million, which additional term loans will have the same security and guarantees as the Term Loan Credit Facility. Amounts borrowed under the Term Loan Credit Facility that are repaid or prepaid may not be reborrowed. On December 22, 2011, Visant made an optional prepayment of $60.0 million on its Term Loan Credit Facility.

Visant's obligations under the Credit Facilities are unconditionally and irrevocably guaranteed jointly and severally by Visant Secondary and all of Visant's material current and future wholly-owned domestic subsidiaries (the "U.S. Subsidiary Guarantors"). The obligations of Jostens Canada under the Credit Facilities are unconditionally and irrevocably guaranteed jointly and severally by Visant Secondary, Visant, the U.S. Subsidiary Guarantors and by any future Canadian subsidiaries of Visant. Visant's obligations under the Credit Facilities and the guarantees are secured by substantially all of Visant's assets and substantially all of the assets of Visant Secondary and the U.S. Subsidiary Guarantors. The obligations of Jostens Canada under the Credit Facilities and the guarantees are also secured by substantially all of the tangible and intangible assets of Jostens Canada and any future Canadian subsidiaries of Visant.

The Credit Facilities require that Visant not exceed a maximum total leverage ratio, that it meet a minimum interest coverage ratio and that it abide by a maximum capital expenditure limitation. In addition, the Credit Facilities contain certain restrictive covenants which, among other things, limit Visant's and its subsidiaries' ability to incur additional indebtedness and liens, pay dividends, prepay subordinated and senior unsecured debt, make investments, merge or consolidate, change the business, amend the terms of its subordinated and senior unsecured debt, engage in certain dispositions of assets, enter into sale and leaseback transactions, engage in certain transactions with affiliates and engage in certain other activities customarily restricted in such agreements. It also contains certain customary events of default, subject to applicable grace periods, as appropriate.

As of December 31, 2011, the annual interest rate under the Revolving Credit Facility was LIBOR plus 5.25% or an ABR plus 4.25% (or, in the case of Canadian dollar denominated loans, the bankers' acceptance discount rate plus 5.25% or the Canadian prime rate plus 4.25% (subject to a floor of the one-month Canadian Dealer Offered Rate plus 1.0%)), in each case, with step-downs based on the total leverage ratio. To the extent that the interest rates on the borrowings under the Revolving Credit Facility are determined by reference to LIBOR, the LIBOR component of such interest rates is subject to a LIBOR floor of 1.75%.

As of December 31, 2011, there was $11.9 million outstanding in the form of letters of credit, leaving $163.1 million available for borrowing under the Revolving Credit Facility. Visant is obligated to pay commitment fees of 0.75% on the unused portion of the Revolving Credit Facility, with a step-down to 0.50% if the total leverage ratio is below 5.00 to 1.00.

The annualized weighted average interest rates on short term borrowings under the Company's respective revolving credit facilities were 7.5%, 6.9% and 2.3% for the fiscal years ended December 31, 2011, January 1, 2011 and January 2, 2010, respectively.

Senior Notes

In connection with the issuance of the Senior Notes as part of the Refinancing, Visant and the U.S. Subsidiary Guarantors entered into an Indenture among Visant, the U.S. Subsidiary Guarantors and U.S. Bank National Association, as trustee (the "Indenture"). The Senior Notes are guaranteed on a senior unsecured basis by the U.S. Subsidiary Guarantors. Interest on the notes accrues at the rate of 10.00% per annum and is payable semi-annually in arrears on April 1 and October 1, to holders of record on the immediately preceding March 15 and September 15.

The Senior Notes are senior unsecured obligations of Visant and the U.S. Subsidiary Guarantors and rank (i) equally in right of payment with any existing and future senior unsecured indebtedness of Visant and the U.S. Subsidiary Guarantors; (ii) senior to all of Visant's and the U.S. Subsidiary Guarantors' existing, and any of Visant's and the U.S. Subsidiary Guarantors' future, subordinated indebtedness; (iii) effectively junior to all of Visant's existing and future secured obligations and the existing and future secured obligations of the U.S. Subsidiary Guarantors, including indebtedness under the Credit Facilities, to the extent of the value of the assets securing such obligations; and (iv) structurally subordinated to all liabilities of Visant's existing and future subsidiaries that do not guarantee the Senior Notes. The Senior Notes are redeemable, in whole or in part, under certain circumstances. Upon the occurrence of certain change of control events, Visant must offer to purchase the Senior Notes at 101% of their principal amount, plus accrued and unpaid interest and additional interest, if any.

The Indenture contains restrictive covenants that limit, among other things, the ability of Visant and its restricted subsidiaries to (i) incur additional indebtedness or issue certain preferred stock, (ii) pay dividends on or make other distributions or repurchase capital stock or make other restricted payments, (iii) make investments, (iv) limit dividends or other payments by restricted subsidiaries to Visant or other restricted subsidiaries, (v) create liens on pari passu or subordinated indebtedness without securing the notes, (vi) sell certain assets or merge with or into other companies or otherwise dispose of all or substantially all of Visant's assets, (vii) enter into certain transactions with affiliates and (viii) designate Visant's subsidiaries as unrestricted subsidiaries. The Indenture also contains customary events of default, including the failure to make timely payments on the Senior Notes or other material indebtedness, the failure to satisfy certain covenants and specified events of bankruptcy and insolvency.

Derivative Financial Instruments And Hedging Activities	12 Months Ended
Dec. 31, 2011
Derivative Financial Instruments And Hedging Activities [Abstract]
Derivative Financial Instruments And Hedging Activities

11.    Derivative Financial Instruments and Hedging Activities

Risk Management Objective of Using Derivatives

The Company is exposed to certain risk arising from both its business operations and economic conditions. The Company principally manages its exposures to economic risks, including interest rate, liquidity and credit risk, primarily by managing the amount, sources, and duration of its debt funding and the use of derivative financial instruments. Specifically, the Company enters into derivative financial instruments to manage exposures that arise from business activities that result in the receipt or payment of future known and uncertain cash amounts, the value of which are determined by interest rates. The Company's derivative financial instruments are used to manage differences in the amount, timing, and duration of the Company's known or expected cash receipts and its known or expected cash payments principally related to the Company's borrowings.

Cash Flow Hedges of Interest Rate Risk

The Company's objectives in using interest rate derivatives are to add stability to interest expense and to manage its exposure to interest rate movements. To accomplish this objective, the Company primarily uses interest rate swaps as part of its interest rate risk management strategy. During the year ended December 31, 2011, such derivatives were used to hedge the variable cash flows associated with existing variable-rate debt. As of December 31, 2011, the Company had three outstanding interest rate derivatives with an effective date of January 3, 2012, at which time the interest rate derivatives had an outstanding notional amount of $600.0 million.

The effective portion of changes in the fair value of derivatives designated and that qualify as cash flow hedges is recorded in accumulated other comprehensive loss and is subsequently reclassified into earnings in the period that the hedged forecasted transaction affects earnings. The ineffective portion of the change in fair value of the derivatives is recognized directly in earnings. As of December 31, 2011 there was no ineffectiveness on the outstanding interest rate derivatives. Amounts reported in accumulated other comprehensive loss related to derivatives will be reclassified to interest expense as interest payments are made on the Company's variable-rate debt. During fiscal year 2012, the Company estimates that $3.7 million will be reclassified as an increase to interest expense.

Non-designated Hedges

Derivatives not designated as hedges are not speculative and are used to manage the Company's exposure to foreign exchange rate movements but do not meet the strict hedge accounting requirements. Changes in the fair value of derivatives not designated in hedging relationships are recorded directly in earnings. As of December 31, 2011, the Company did not have any derivatives outstanding that are not designated as hedges. As of January 1, 2011, the Company had foreign currency forward contracts not designated as hedges, with an aggregate notional value of $0.3 million. The fair value of foreign currency forward contracts was determined to be Level 2 under the fair value hierarchy and was valued using market exchange rates.

The table below presents the fair value of the Company's derivative financial instruments as well as their classification on the Consolidated Balance Sheets as of December 31, 2011 and January 1, 2011:

In thousands	Classification in the Consolidated Balance Sheets	2011	2010
Asset Derivatives:
Derivatives not designated as hedging instruments
Foreign currency forward contracts	Prepaid expenses and other current assets	$—	$32

Total		$—	$32

Liability Derivatives:
Derivatives designated as hedging instruments
Interest rate swaps	Other accrued liabilities	$3,705	$—
Interest rate swaps	Other noncurrent liabilities	1,766	—

Total		$5,471	$—

In thousands	Amount of loss recognized in Other Comprehensive Income on derivatives (effective portion)
Loss on Derivatives in Cash Flow Hedging Relationships	2011	2010	2009
Interest rate swaps	$(5,471)	$—	$—

	$(5,471)	$—	$—

The tables below present the effect of the Company's derivative financial instruments on its Consolidated Statements of Operations for the twelve months ended December 31, 2011, January 1, 2011 and January 2, 2010:

In thousands
Gain on Derivatives Not Designated as Hedges	Classification in Consolidated Statement Of Operations	2011	2010	2009
Foreign currency forward contracts	Selling, general and administrative expenses	$—	$32	$—

		$—	$—	$—

Credit-risk-related Contingent Features

The Company has an agreement with each of its derivative counterparties that contains a provision whereby the Company could be declared in default on its derivative obligations if repayment of the underlying indebtedness is accelerated by the lender due to the Company's default on such indebtedness.

As of December 31, 2011, the termination value of derivatives in a net liability position, which includes accrued interest but excludes any adjustment for nonperformance risk, related to these agreements was $5.7 million. As of December 31, 2011, the Company had not posted any collateral related to these agreements. If the Company had breached any of these provisions at December 31, 2011, it could have been required to settle its obligations under the agreements at their termination value of $5.7 million.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

12.    Commitments and Contingencies

Leases

Equipment and office, warehouse and production space under operating leases expire at various dates. Rent expense was $7.3 million for 2011, $6.4 million for 2010 and $7.5 million for 2009. Future minimum lease payments under the leases are as follows:

In thousands	Operating Leases	Capital Leases
2012	$6,694	$2,707
2013	4,695	2,288
2014	3,745	1,883
2015	3,075	25
2016	2,956	—
Thereafter	3,524	—

Total minimum lease payments	$24,689	$6,903

Less interest expense	—	(565)

Capital lease obligations	$—	$6,338

Forward Purchase Contracts

The Company is subject to market risk associated with changes in the price of precious metals. To mitigate the commodity price risk, the Company enters into forward contracts from time to time to purchase gold, platinum and silver based upon the estimated ounces needed to satisfy projected customer demand. The Company had purchase commitment contracts totaling $25.7 million outstanding as of December 31, 2011 with delivery dates occurring through 2012. The forward purchase contracts are considered normal purchases and therefore not subject to the requirements of derivative accounting. As of the end of 2011, the fair market value of open precious metal forward contracts was $24.1 million based on quoted future prices for each contract.

Environmental

The Company's operations are subject to a variety of federal, state, local and foreign laws and regulations governing emissions to air, discharge to water, the generation, handling, storage, transportation, treatment and disposal of hazardous substances and other materials, and employee health and safety matters, and from time to time the Company may be involved in remedial and compliance efforts.

Legal Proceedings

The Company is party from time to time to litigation arising in the ordinary course of business. This litigation may include actions related to petitions for reorganization under the U.S. bankruptcy laws filed by customers or others resulting in claims against the Company for the return of certain pre-petition payments that may be deemed preferential. The Company regularly analyzes current information and, as necessary, provides accruals for probable and estimable liabilities on the eventual disposition of these matters. The Company does not believe that the disposition of these matters will have a material adverse effect on its business, financial condition and results of operations.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

13.    Income Taxes

Visant and its subsidiaries are included in the consolidated federal income tax filing of its indirect parent company, Holdco, and its consolidated subsidiaries. The Company determines and allocates its income tax provision under the separate-return method except for the effects of certain provisions of the U.S. tax code which are accounted for on a consolidated group basis. Income tax amounts payable or receivable among members of the controlled group are settled based on the filing of income tax returns and the cash requirements of the respective members of the consolidated group.

The U.S. and foreign components of income before income taxes and the provision for income taxes for the Company consist of:

In thousands	2011	2010	2009
Domestic	$(22,134)	$90,259	$140,618
Foreign	9,875	6,576	6,251

Income before income taxes	$(12,259)	$96,835	$146,869

Federal	$(76)	$31,220	$51,651
State	2,128	7,852	12,044
Foreign	1,748	1,874	1,203

Total current income taxes	3,800	40,946	64,898
Deferred	(1,175)	(278)	(8,689)

Provision for income taxes	$2,625	$40,668	$56,209

The Company's consolidated effective income tax rate was (21.4%), 42.0% and 38.3% for the fiscal years ended December 31, 2011, January 1, 2011, and January 2, 2010, respectively. The effective tax rate for 2011 was significantly more unfavorable compared with the rate for 2010 due to the impact of a goodwill write-off, in the Marketing and Publishing Services segment as of year end 2011, $23.5 million of which did not provide an income tax benefit. The impact of the unfavorable tax rate effect associated with foreign earnings repatriations was lower in the 2011 than in 2010. The impact of changes in the effective tax rate at which the Company expects deferred tax assets and liabilities to be realized or settled in the future was more favorable in 2011 than in 2010. The change in effective deferred tax rates was required to reflect the Company's 2010 state income tax returns and to reflect the effects of certain changes in state tax laws.

The effective income tax rate for 2010 was greater than the rate for 2009 due primarily to the impact of the Refinancing, in particular, the repurchase and redemption of $247.2 million of 10.25% senior discount notes due 2013 (the "Senior Discount Notes") by the Company's indirect parent company, Holdco. The redemption by Holdco of $97.2 million of tax deferred original issue discount created a Holdco level consolidated tax loss for 2010 resulting in the loss of the favorable domestic manufacturing deduction and more tax cost associated with repatriating foreign earnings.

A reconciliation between the provision for income taxes computed at the U.S. federal statutory rate and income taxes for financial reporting purposes is as follows:

In thousands	2011		2010		2009
Federal tax at statutory rate	$(4,291)	35.0%	$33,892	35.0%	$51,404	35.0%
State tax, net of federal tax benefit	260	(2.1%)	5,631	5.8%	6,980	4.7%
State deferred tax rate change, net of federal effect	(1,323)	10.8%	(567)	(0.6%)	833	0.6%
Foreign tax credits generated, net	—	—	296	0.3%	(2,205)	(1.5%)
Foreign earnings repatriation, net	1,534	(12.5%)	2,108	2.2%	2,947	2.0%
Goodwill writeoff	8,216	(67.0%)	—	—	—	—
Domestic manufacturing deduction	—	—	—	—	(1,619)	(1.1%)
Decrease in deferred tax valuation allowance	—	—	(296)	(0.3%)	(380)	(0.2%)
Foreign tax rate differences	(522)	4.2%	(12)	0.0%	(142)	(0.1%)
Other differences, net	(1,249)	10.2%	(384)	(0.4%)	(1,609)	(1.1%)

Provision for income taxes	$2,625	(21.4%)	$40,668	42.0%	$56,209	38.3%

The tax effect of temporary differences which give rise to deferred tax assets and liabilities are:

In thousands	2011	2010
Basis difference on property, plant and equipment	$(39,951)	$(33,872)
Capitalized software development costs	(5,999)	(4,889)
Pension benefits	—	(7,952)
Basis difference on financing arrangements	(18,353)	—
Basis difference on intangible assets	(161,685)	(184,618)
Other	(3,221)	(3,455)

Deferred tax liabilities	(229,209)	(234,786)

Reserves for accounts receivable and salespersons overdrafts	9,842	9,098
Reserves for employee benefits	18,665	22,920
Other reserves not recognized for tax purposes	5,968	4,966
Foreign tax credit carryforwards	14,055	14,055
Net operating loss and state tax credit carryforwards	23,030	13,560
Basis difference on pension liabilities	25,969	16,721
Other	12,100	9,585

Deferred tax assets	109,629	90,905
Valuation allowance	(14,055)	(14,055)

Deferred tax assets, net	95,574	76,850

Net deferred tax liability	$(133,635)	$(157,936)

For 2011 and 2010, the Company has provided a valuation allowance for the entire amount of its deferred tax asset for foreign tax credit carryforwards because the related tax benefit may not be realized. Foreign tax credit carryforwards totaled $14.0 million for 2011 of which $11.4 million expire in 2012 and the remaining $2.6 million expire in years 2013 through 2019.

During 2011, the Company repatriated $4.1 million of earnings from its foreign subsidiaries. The Company does not provide for deferred taxes on undistributed earnings of foreign subsidiaries because such earnings are reinvested indefinitely, and it is not practicable to estimate the amount of tax that may be payable upon any such distribution. Undistributed earnings indefinitely reinvested as working capital totaled $9.5 million at December 31, 2011 and included the earnings of Arcade's subsidiary in Brazil.

The Company's deferred tax assets include $23.0 million of tax attribute carryforwards, $16.9 million of which are classified as noncurrent. As described in Note 3, Acquisitions, the Company acquired the stock of Color Optics during 2011. Included as part of the related purchase price allocation, the Company's acquired net operating loss was $4.3 million and expires in years from 2021 through 2024. During 2010, the Company acquired the common shares of Intergold, which was amalgamated with Jostens' Canadian subsidiary in 2010. At December 31, 2011, the remaining Canadian net operating carryforward was $9.9 million with $0.3 million expiring in 2012 and the remaining $9.6 million expiring in years 2023 through 2030. During 2008, the Company through a merger acquired the shares of Phoenix Color Corp. ("Phoenix Color"). At December 31, 2011, the remaining acquired net operating loss carryforward for Phoenix Color was $27.4 million and expires in years 2019 through 2027. During 2011, the Company incurred a U.S. federal taxable loss of approximately $18.6 million due largely to the effects of favorable tax depreciation rates and the tax effects of the Repricing. State tax credit carryforwards and the net tax benefit of state net operating loss carryforwards totaled approximately $2.2 million at the end of 2011. The Company has not provided any valuation allowance on deferred tax assets for tax attribute carryforwards because it is more likely than not that the entire balance will be realized.

In connection with the Refinancing, Holdco repurchased and redeemed its Senior Discount Notes. The Senior Discount Notes had significant original issue discount ("OID") and were considered applicable high yield discount obligations because the yield to maturity of the notes exceeded the sum of the applicable federal rate in effect for the month the notes were issued and five percentage points. As a result of the Refinancing, Holdco was allowed a deduction for $97.2 million of previously tax deferred OID.

Holdco recorded a deferred tax asset for $30.8 million for $83.3 million of federal and related state net operating losses incurred in 2010 as a result of the Refinancing. The Company anticipates that substantially all of the operating losses generated in 2010 and 2011 will be realized in 2012 and 2013.

Included in results of operations for fiscal years 2011, 2010 and 2009 were net income tax (benefit) expense accruals for unrecognized tax benefits of ($0.4 million), less than $0.1 million and $0.3 million, respectively. Also included in the Company's income tax provision for fiscal years ended 2011, 2010 and 2009 were interest accruals for unrecognized tax benefits of less than $0.1 million, $0.5 million and $0.3 million, respectively. The tax benefit recorded for 2011 and the reduced interest accrual for 2011 compared with 2010 resulted from remeasurement of tax reserves provided in connection with the Transactions in 2004 based on Internal Revenue Service ("IRS") guidance issued in July 2011 as well as tax and interest benefit recognition in connection with the lapse of certain state statutes of limitation.

At December 31, 2011 and January 1, 2011, the Company's gross unrecognized tax benefit liability was $19.5 million and $20.4 million, respectively, and included interest and penalty accruals of $3.4 million and $3.3 million, respectively. Substantially all of the liability was included in noncurrent liabilities. The Company's net unrecognized tax benefits that, if recognized, would affect the effective tax rate were $9.4 million including net interest and penalty accruals of $3.4 million at December 31, 2011.

The reconciliation of the total gross amount recorded for unrecognized tax benefits for the Company is as follows:

In thousands	2011	2010	2009
Balance at beginning of period	$17,104	$17,645	$13,659
Gross increases—tax positions in prior periods	—	445	230
Gross decreases—tax positions in prior periods	(1,286)	(370)	(321)
Gross increases—current period tax positions	674	368	4,807
Settlements—(payments) refunds	3	(242)	(85)
Lapse of statute of limitations	(354)	(742)	(645)

Balance at end of period	$16,141	$17,104	$17,645

Holdco's income tax filings for 2005 to 2010 are subject to examination in the U.S federal tax jurisdiction. During 2009, the Company agreed to certain audit adjustments in connection with the IRS examination of Holdco's tax filings for 2005 and 2006. The settlement resulted in only minor adjustments. The IRS also proposed certain transfer price adjustments for which the Company disagreed in order to preserve its right to seek relief from double taxation with the applicable U.S. and French tax authorities. The Company is also subject to examination in certain state jurisdictions and in France for the 2005 to 2010 periods, none of which was individually material. During 2009, the Company filed a notice of objection with the Canadian Revenue Agency ("CRA") in connection with the CRA's reassessment of tax years 1996 and 1997 for issues related to transfer pricing. During 2010, the Company was notified that the CRA withdrew its original assessment for both tax periods. As a result, a net income tax benefit of $0.8 million was included in 2010 results of operations for assessments of Canadian tax and interest previously paid. The CRA examination of the Company's Canadian income tax filings for 2007 and 2008 was concluded in 2011 without adjustment. Though subject to uncertainty, the Company believes it has made appropriate provisions for all outstanding issues for all open years and in all applicable jurisdictions. Due primarily to the potential for resolution of the Company's current U.S. federal examination and the expiration of the related statute of limitations, it is reasonably possible that the Company's gross unrecognized tax benefit liability could change within the next twelve months by a range of zero to $7.9 million.

President Obama's administration has proposed significant changes to U.S. tax laws for U.S. corporations doing business outside the United States, including a proposal to defer certain tax deductions allocable to non-U.S. earnings until those earnings are repatriated. It is unclear whether the proposed tax changes will be enacted or, if enacted, what the ultimate scope of the changes will be. If tax changes are enacted as currently proposed, the Company does not believe that there will be a material adverse tax effect because the Company's repatriation practice is to distribute substantially all of its non-U.S. earnings on an annual basis.

Benefit Plans	12 Months Ended
Dec. 31, 2011
Benefit Plans [Abstract]
Benefit Plans

14.    Benefit Plans

Pension and Other Postretirement Benefits

Jostens has noncontributory defined benefit pension plans that cover nearly all employees hired by Jostens and Visant prior to December 31, 2005. The benefits provided under the plans are based on years of service, age eligibility and employee compensation. The benefits for Jostens' qualified pension plans have been funded through pension trusts, the objective being to accumulate sufficient funds to provide for future benefits. In addition to qualified pension plans, Jostens has unfunded, non-qualified pension plans covering certain employees, which provide for benefits in addition to those provided by the qualified plans.

Effective December 31, 2005, the pension plans were closed to newly hired nonunion employees. Pension benefits for current salaried nonunion employees were modified to provide a percentage of career average earnings, rather than final average earnings for service after January 1, 2006 except for certain grandfathered employees who met specified age and service requirements as of December 31, 2005. Effective July 1, 2008 and January 1, 2008, the pension plans covering Jostens' employees covered under respective collective bargaining agreements were closed.

Jostens also provides certain medical benefits for eligible retirees, including their spouses and dependents. Generally, the postretirement benefits require contributions from retirees. Effective January 1, 2006, the retiree medical plan was closed other than for certain union employees and certain employees grandfathered into the plan on the basis of their age and tenure with Jostens as of December 31, 2005. Prescription drug coverage for Medicare eligible retirees was also eliminated from the program as of January 1, 2006 in connection with coverage under Medicare Part D. Visant is obligated for certain post-retirement benefits under the employment agreement with its Chief Executive Officer.

Eligible employees from Lehigh participate in a noncontributory defined benefit pension plan, which was merged with a Jostens plan effective December 31, 2004. The plan provides benefits based on years of service and final average compensation. Effective December 31, 2006, the pension plan was closed to hourly nonunion employees hired after December 31, 2006 (currently there are no active hourly employees in such plan), and benefit accruals were frozen for all salaried and office administrative nonunion employees.

In addition, Lehigh maintains an unfunded supplemental retirement plan (SERP) for certain key executives of Lehigh. This SERP no longer has any active participants accruing benefits under it. Lehigh and Arcade also contribute to multi-employer pension plans for certain employees covered by collective bargaining agreements. Contribution amounts are determined by the respective collective bargaining agreement subject to escalation, and the Company does not administer or control the funds in any way.

The following tables set forth the components of the changes in benefit obligations and fair value of plan assets during fiscal 2011 and 2010 as well as the funded status and amounts recognized in the balance sheets as of December 31, 2011 and January 1, 2011, for all defined benefit plans combined and retiree welfare plans. The information presented for the 2011 plan year and 2010 plan year is based on a measurement date of December 31, 2011 and January 1, 2011, respectively. Furthermore, the Jostens plans represent 87% of the aggregate benefit obligation and 91% of the aggregate plan assets as of the end of fiscal 2011, with benefits for Lehigh representing 13% of the liability and 9% of the assets for the same period.

	Pension benefits		Postretirement benefits
In thousands	2011	2010	2011	2010
Change in benefit obligation
Benefit obligation, beginning of period	$318,509	$298,844	$1,756	$1,872
Service cost	4,932	4,996	6	7
Interest cost	17,830	17,454	101	104
Plan amendments	—	(594)	—	—
Actuarial gain (loss)	17,748	13,791	(20)	95
Benefit payments and administrative expenses	(16,706)	(15,982)	(832)	(795)
Plan participants' contributions	—	—	487	473
Other adjustments: curtailment	(47)	—	—	—

Benefit obligation, end of period	$342,266	$318,509	$1,498	$1,756

Change in plan assets
Fair value of plan assets, beginning of period	$269,809	$247,501	$—	$—
Actual return on plan assets	(6,609)	36,063	—	—
Company contributions	2,456	2,227	345	322
Benefit payments and administrative expenses	(16,706)	(15,982)	(832)	(795)
Plan participants' contributions	—	—	487	473

Fair value of plan assets, end of period	$248,950	$269,809	$—	$—

Funded status—End of Period
Funded status, over-funded plans	$4,906	$5,712	$—	$—
Funded status, under-funded plans	(98,222)	(54,412)	(1,498)	(1,756)

Net funded status	$(93,316)	$(48,700)	$(1,498)	$(1,756)

Amounts recognized in the balance sheets
Non-current assets	$4,906	$5,712	$—	$—
Current liabilities	(2,337)	(2,238)	(211)	(257)
Non-current liabilities	(95,885)	(52,174)	(1,287)	(1,499)

Net pension amounts recognized on Consolidated balance sheets	$(93,316)	$(48,700)	$(1,498)	$(1,756)

Amounts in Accumulated Other Comprehensive Loss (Income)
Net loss	$107,681	$61,014	$398	$447
Prior service credits	(2,183)	(2,983)	(1,643)	(1,920)

Other comprehensive income—total	$105,498	$58,031	$(1,245)	$(1,473)

Amortization expense expected to be recognized during next fiscal year
Net loss	$6,113	$2,334	$26	$30
Prior service credits	(844)	(834)	(277)	(277)

Total amortizations	$5,269	$1,500	$(251)	$(247)

During 2011, the discount rate assumption changed from 5.75% to 5.39% for the pension plans and from 5.75% to 4.47% for the postretirement plans, which resulted in an increase in liability. Asset returns in 2011 were below the assumed return and salary increases were lower than expected. The plans' experience resulted in a net loss for 2011.

The accumulated benefit obligation ("ABO") for all defined benefit pension plans was $337.1 million and $310.7 million at the end of 2011 and 2010, respectively. The ABO differs from the projected benefit obligation shown in the table in that it includes no assumption about future compensation levels.

Non-qualified retirement benefits, included in the tables above, with obligations in excess of plan assets were as follows:

In thousands	2011	2010
Projected benefit obligation	$30,843	$29,718
Accumulated benefit obligation	$29,903	$28,178
Fair value of plan assets	$—	$—

In total, the qualified pension plans have a projected benefit obligation in excess of the fair value of plan assets as of year-end 2011.

Net periodic benefit income of the pension and other postretirement benefit plans included the following components:

	Pension benefits
In thousands	2011	2010
Service cost	$4,932	$4,996
Interest cost	17,830	17,454
Expected return on plan assets	(24,692)	(25,473)
Amortization of prior year service cost	(834)	(744)
Amortization of net actuarial loss	2,334	37
Other adjustment: curtailment	34	—

Net periodic benefit income	$(396)	$(3,730)

	Postretirement benefits
In thousands	2011	2010
Service cost	$6	$7
Interest cost	101	104
Amortization of prior year service cost	(277)	(277)
Amortization of net actuarial loss	29	18

Net periodic benefit income	$(141)	$(148)

Assumptions

Weighted-average assumptions used to determine end-of-year benefit obligations are as follows:

	Pension benefits		Postretirement benefits
	2011	2010	2011	2010
Discount rate:
Jostens	5.39%	5.75%	4.47%	5.75%
Lehigh	5.39%	5.75%	N/A	N/A
Rate of compensation increase:
Jostens	3.45%	5.50%	N/A	N/A
Lehigh	N/A	2.50%	N/A	N/A

Weighted-average assumptions used to determine net periodic benefit cost for the year are as follows:

	Pension benefits		Postretirement benefits
	2011	2010	2011	2010
Discount rate:
Jostens	5.75%	6.00%	5.75%	6.00%
Lehigh	5.75%	6.00%	N/A	N/A
Expected long-term rate of return on plan assets:
Jostens	9.00%	9.00%/9.25%	N/A	N/A
Lehigh	9.00%	9.25%	N/A	N/A
Rate of compensation increase:
Jostens	5.50%	5.50%	N/A	N/A
Lehigh	N/A	N/A	N/A	N/A

The Company employs a building block approach in determining the long-term rate of return for plan assets. Historical markets are studied and long-term historical relationships between equities and fixed income are preserved congruent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors such as inflation and interest rates are evaluated before long-term capital market assumptions are determined. The long-term portfolio return is established with a proper consideration of diversification and rebalancing. Peer data and historical returns are reviewed to check for reasonability and appropriateness.

Assumed health care cost trend rates are as follows:

	Postretirement benefits
	2011	2010
Health care cost trend rate assumed for next year	8.00%	8.00%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2015	2014

Assumed health care cost trend rates have some effect on the amounts reported for health care plans. For 2011, a one percentage point change in the assumed health care cost trend rates would have had the following effects:

In thousands	Impact of 1% Increase	Impact of 1% Decrease
Effect on total of service and interest cost components	$5	$(5)
Effect on postretirement benefit obligation	$82	$(74)

Plan Assets

The weighted-average asset allocations for the pension plans as of the measurement dates of December 31, 2011 and January 1, 2011, by asset category, are as follows:

Asset Category	2011	2010
Equity securities	69.6%	70.2%
Debt securities	20.4%	29.8%
Other	10.0%	0.0%

Total	100%	100%

Since 2007, the Company's pension plans have been managed by SEI, a portfolio manager. A total return investment approach is employed under which a mix of equities, fixed income and other investments are used to maximize the long-term return of plan assets for a prudent level of risk. The investment portfolio contains a diversified blend of investments within each category. Furthermore, equity investments are diversified across U.S. and non-U.S. securities.

The fair values of the defined benefit assets at December 31, 2011, by asset class are as follows:

In thousands	Fair Value December 31, 2011	Fair Value Measurements Using
		Quoted Prices in Active Market for Identical Assets Level 1(11)	Significant Other Observable Input Level 2(11)	Significant Unobservable Inputs Level 3(11)
Equity Securities
Large Cap Disciplined(1)	$90,237	$90,237	$—	$—
Small/ Mid Cap(2)	24,850	24,850	—	—
Intl/ World Equity(3)	58,280	58,280	—	—
Debt Securities
High Yield Bond Fund(5)	38,212	38,212	—	—
Emerging Markets Debt(6)	12,517	12,517	—	—
Alternatives
Structured Credit(7)	24,854	—	—	24,854

Total	$248,950	$224,096	$—	$24,854

The fair values of the defined benefit assets at January 1, 2011, by asset class are as follows:

In thousands	Fair Value January 1, 2011	Fair Value Measurements Using
		Quoted Prices in Active Market for Identical Assets Level 1(11)	Significant Other Observable Input Level 2(11)	Significant Unobservable Inputs Level 3(11)
Equity Securities
Large Cap Disciplined(1)	$96,005	$96,005	$—	$—
Small/ Mid Cap(2)	26,573	26,573	—	—
Intl/ World Equity(3)	64,515	64,515	—	—
Collective Fund(8)	2,273	2,273	—	—
Debt Securities
Long Duration Fund(4)	67	67	—	—
High Yield Bond Fund(5)	21,572	21,572	—	—
Emerging Markets Debt(6)	13,384	13,384	—	—
Enhanced Libor(9)	45,454	45,454	—	—
Core Fixed Income(10)	7	7	—	—
Cash	(41)	(41)	—	—

Total	$269,809	$269,809	$—	$—

(1)	The fund invests in equity securities of large companies and in portfolio strategies designed to correlate to a portfolio composed of large-cap equity securities. The value is based on quoted prices in active markets.
(2)	The fund invests in equity securities of small-to-mid cap companies. The value is based on quoted prices in active markets.
(3)	The fund invests primarily in common stock and other equity securities located outside the United States. The value is based on quoted prices in active markets.
(4)	The fund invests in other fixed-income securities, including U.S. agency, corporate and structured securities. The value is based on quoted prices in active markets.
(5)	The fund invests at least 80% of its net assets in high-yield fixed-income securities. The fund will invest primarily in fixed-income securities below investment grade, including corporate bonds and debentures, convertible and preferred securities and zero-coupon obligation. The value is based on quoted prices in active markets.
(6)	The fund invests at least 80% of its net assets in fixed-income securities and emerging market issuers. The fund will invest primarily in U.S. dollar-denominated debt securities of government, government-related and corporate issuers in emerging-market countries, as well as entities organized to restructure the outstanding debt of such issuers. The value is based on quoted prices in active markets.
(7)	The fund is an alternative investment and invests primarily in collateralized debt obligations ("CDOs") and other structured credit vehicles.
(8)	The fund was an escrow account that invested in a money market position that became available after the fund financials as of March 31, 2011 were complete.
(9)	The fund invests primarily in a diversified portfolio of investment-grade and non-investment grade fixed income securities, which may be fixed-, variable- or floating-rate obligations with no restrictions on maturity. The average portfolio duration of the fund will typically vary between zero and two years.
(10)	The fund invests in fixed-income funds which seek to provide current income consistent with the preservation of capital.
(11)	Refer to Note 7, Fair Value Measurements, for definitions of the three levels of fair value measurements.

The following number represents a rollforward of the hedge funds of funds and the structured credit fund:

In thousands	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Hedge Funds of Funds and Structured Credit Fund
Beginning balance as of January 2, 2010	$23,380
Actual return on plan assets	(656)
Purchase, sales and settlements	(22,724)
Transfers in/out of Level 3	—

Ending balance as of January 1, 2011	$—

Actual return on plan assets	153
Purchase, sales and settlements	24,700
Transfers in/out of Level 3	—

Ending balance as of December 31, 2011	$24,853

Contributions

The Pension Protection Act changed the minimum funding requirements for defined benefit pension plans beginning in 2008. Under the new funding requirements, there were no contributions required to be made under the plans for 2011. Due to the funded status and credit balances of the qualified plans, there are no projected contributions for 2012. The Company anticipates beginning to need to make pension cash contributions after 2012. The funded status of the Company's plans are dependent upon many factors, including returns on invested assets, the level of certain market interest rates used in determining the value of the Company's obligations and changes to regulatory requirements, each of which can affect assumptions and have an impact on the Company's cash funding requirements under its plans. Visant's pension income associated with the pension plans will decrease and the pension expense and cash contributions associated with pension plans will increase in future periods. The total contributions expected to be paid in 2012 include $2.4 million to the nonqualified pension plans and $0.2 million to the postretirement benefit plans. The actual amount of contributions is dependent upon the actual return on plan assets and actual disbursements from the postretirement benefit and nonqualified pension plans.

Benefit Payments

Estimated benefit payments under the pension and postretirement benefit plans are as follows:

In thousands	Pension benefits	Postretirement benefits
2012	$17,783	$215
2013	18,802	198
2014	19,574	199
2015	20,203	186
2016	21,011	173
2017 through 2021	119,753	576

Total estimated payments	$217,126	$1,547

401(k) Plans

The Company has 401(k) savings plans, which cover substantially all salaried and hourly employees who have met the plans' eligibility requirements. Under certain of the plans, the Company provides a matching contribution on amounts contributed by employees, limited to a specific amount of compensation that varies among the plans. In some instances, the Company has provided discretionary profit sharing contributions in the past and may do so in the future. The aggregate matching and other contributions were $5.7 million for 2011, $6.0 million for 2010 and $6.1 million for 2009.

On October 1, 2007, the Visant 401(k) Retirement Savings Plan was amended to allow for the participation of individuals employed by Memory Book Acquisition LLC. On January 3, 2009, the Company merged the Visual Systems, Inc. Profit Sharing & 401(k) Plan into the Visant 401(k) Retirement Savings Plan. In addition, on January 3, 2009, the Company merged the Neff Company 401(k) Plan & Trust into the Lehigh Press Investment Opportunity Plan and renamed the Plan the Lehigh & Neff 401(k) Retirement Savings Plan.

On April 14, 2008, following the acquisition of Phoenix Color, the Phoenix Color Corp. Employees' Stock Bonus and Ownership Plan, established as a profit sharing plan for employees of Phoenix Color and its subsidiaries, was merged into the Phoenix Color Corp. Employees' Savings and Investment Plan, which is a 401(k) savings plan maintained for the employees of Phoenix Color and its subsidiaries.

On January 1, 2011, Rock Creek employees became eligible for the Lehigh & Neff 401(k) Retirement Savings Plan.

On January 1, 2012, Color Optics employees became eligible for the Lehigh & Neff 401(k) Retirement Savings Plan, and the plan was renamed the LN Co 401(k) Retirement Savings Plan.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Stock-Based Compensation [Abstract]
Stock-Based Compensation

15.    Stock-based Compensation

2003 Stock Incentive Plan

The 2003 Stock Incentive Plan (the "2003 Plan") was approved by Holdco's Board of Directors and was effective as of October 30, 2003. The 2003 Plan permits Holdco to grant to key employees and certain other persons stock options and stock awards and provides for a total of 288,023 shares of common stock for issuance of options and awards to employees of Holdco and its subsidiaries and a total of 10,000 shares of common stock for issuance of options and awards to directors and other persons providing services to Holdco. As of December 31, 2011, there were 288,648 shares in total available for grant under the 2003 Plan. The maximum grant to any one person must not exceed 70,400 shares in the aggregate. Holdco does not currently intend to make any additional grants under the 2003 Plan.

Option grants consist of "time options", which vest and become exercisable in annual installments over the first five years following the date of grant, and/or "performance options", which vest and become exercisable over the first five years following the date of grant at varying levels based on the achievement of certain EBITDA targets, and in any event by the eighth anniversary of the date of grant. The performance vesting includes certain carryforward provisions if targets are not achieved in a particular fiscal year and performance in a subsequent fiscal year satisfies cumulative performance targets, subject to certain conditions. Upon the occurrence of a "change in control" (as defined in the 2003 Plan), the unvested portion of any time option will immediately become vested and exercisable, and the vesting and exercisability of the unvested portion of any performance option may accelerate depending on the timing of the change of control and return on DLJMBP III's equity investment in Holdco, all as provided under the 2003 Plan. A "change in control" under the 2003 Plan is defined as: (i) any person or other entity (other than any of Holdco's subsidiaries), including any "person" as defined in Section 13(d)(3) of the Exchange Act, other than certain of the DLJMBP funds or affiliated parties thereof, becoming the beneficial owner, directly or indirectly, in a single transaction or a series of related transactions, by way of merger, consolidation or other business combination, of securities of Holdco representing more than 51% of the total combined voting power of all classes of capital stock of Holdco (or its successor) normally entitled to vote for the election of directors of Holdco or (ii) the sale of all or substantially all of the property or assets of Holdco to any unaffiliated person or entity other than one of Holdco's subsidiaries is consummated. The Transactions did not constitute a change of control under the 2003 Plan. Options issued under the 2003 Plan expire on the tenth anniversary of the grant date. The shares underlying the options are subject to certain transfer and other restrictions set forth in a management stockholders agreement dated July 29, 2003, by and among Holdco and certain holders of the capital stock of Holdco. Participants under the 2003 Plan also agree to certain restrictive covenants with respect to confidential information learned in their employment and certain non-competition obligations in connection with their receipt of options. All outstanding options to purchase Holdco common stock continued following the closing of the Transactions.

2004 Stock Option Plan

In connection with the closing of the Transactions, Holdco established the 2004 Stock Option Plan, which permits Holdco to grant to key employees and certain other persons of Holdco and its subsidiaries various equity-based awards, including stock options and restricted stock. The plan, currently known as the Third Amended and Restated 2004 Stock Option Plan for Key Employees of Visant Holding Corp. and Subsidiaries (the "2004 Plan"), provides for the issuance of a total of 510,230 shares of Holdco Class A Common Stock ("Class A Common Stock"). As of December 31, 2011, there were 134,350 shares available for grant under the 2004 Plan. Shares related to grants that are forfeited, terminated, cancelled or expire unexercised become available for new grants. Under his employment agreement, Mr. Marc L. Reisch, the Chairman of the Board of Directors and Chief Executive Officer and President, received awards of stock options and restricted stock under the 2004 Plan. Additional members of management have also received grants under the 2004 Plan.

Option grants consist of "time options", which fully vested and became exercisable in annual installments through 2009 (for those options granted in 2004 and 2005), and/or "performance options", which vest and become exercisable following the date of grant based upon the achievement of certain EBITDA and other performance targets, and in any event by the eighth anniversary of the date of grant. The performance vesting includes certain carryforward provisions if targets are not achieved in a particular fiscal year and performance in a subsequent fiscal year satisfies cumulative performance targets. Upon the occurrence of a "change in control" (as defined under the 2004 Plan), the unvested portion of any time option will immediately become vested and exercisable, and the vesting and exercisability of the unvested portion of any performance option may accelerate, if certain EBITDA or other performance measures have been satisfied. A "change in control" under the 2004 Plan is defined as: (i) the sale (in one or a series of transactions) of all or substantially all of the assets of Holdco to an unaffiliated person; (ii) a sale (in one transaction or a series of transactions) resulting in more than 50% of the voting stock of Holdco being held by an unaffiliated person; (iii) a merger, consolidation, recapitalization or reorganization of Holdco with or into an unaffiliated person; in the case of each of clauses (i) through (iii) above, if and only if any such event results in the inability of the Sponsors, or any member or members of the Sponsors, to designate or elect a majority of Holdco's Board of Directors (or the board of directors of the resulting entity or its parent company). The option exercise period is determined at the time of grant of the option but may not extend beyond the end of the calendar year that is ten calendar years after the date the option is granted. All stock options, restricted shares and any common stock received upon the exercise of such equity awards or with respect to which restrictions lapse are governed by a management stockholder's agreement and a sale participation agreement. As of December 31, 2011, there were 274,000 options vested under the 2004 Plan and zero options unvested and subject to future vesting.

2010 LTIP

During the first fiscal quarter of 2010, the Company implemented the 2010 LTIP, long-term phantom share incentive arrangements with certain key employees. Under these arrangements, the applicable executive was granted a target award, based on a specified number of phantom share units, half of which was subject to vesting on the basis of performance (and continued employment) and the other half of which vested on the basis of time (and continued employment), regardless of whether the respective performance target(s) was met. The awards were subject to vesting based on meeting certain performance objectives and/or continued employment. 2010 LTIP awards were settled in cash in an amount equal to the fair market value of one share of Class A Common Stock as of the vesting date multiplied by the number of phantom share units in which the executive's awards have vested, payable in a lump sum. As of December 31, 2011, payments in the aggregate of $7.3 million were made with respect to awards made under the 2010 LTIP. As of March 2012, payments in the aggregate of $8.8 million were approved for payment prior to March 15, 2012 with respect to awards made under the 2010 LTIP.

Common Stock

There is no established public market for the Class A Common Stock. The fair market value of the Class A Common Stock is established pursuant to the terms of the 2004 Plan and determined by a third party valuation, and the methodology to determine the fair market value under the equity incentive plans does not give effect to any premium for control or discount for minority interests or restrictions on transfers. Fair value includes any premium for control or discount for minority interests or restrictions on transfers. Holdco used a discounted cash flow analysis and selected public company analysis to determine the enterprise value and share price for Class A Common Stock.

On February 26, 2010, the Board of Directors of Holdco declared an extraordinary cash distribution in the aggregate amount of $137.7 million (inclusive of the dividend equivalent payment to holders of vested stock options), or $22.00 per share (the "February 2010 Distribution") on Holdco's outstanding common stock. The February 2010 Distribution was paid on March 1, 2010 to stockholders of record on February 26, 2010. The February 2010 Distribution was funded from cash on hand.

On September 20, 2010, the Board of Directors of Holdco declared an extraordinary cash distribution in the aggregate amount of $517.0 million (inclusive of the dividend equivalent payment to holders of vested stock options) or $82.55 per share (the "September 2010 Distribution" and together with the February 2010 Distribution, the "Distributions") on Holdco's outstanding common stock. The September Distribution was paid on September 22, 2010 to stockholders of record on September 20, 2010 and was funded from the net proceeds of the Refinancing.

In connection with the Distributions, Holdco made cash payments to holders of vested stock options for the Common Stock granted pursuant to Holdco's stock option plans. The cash payments on the vested stock options equaled (x) the product of (i) the number of shares of Class A Common Stock subject to such options outstanding on the applicable record date multiplied by (ii) the per share amount of the distribution, minus (y) any applicable withholding taxes. Holdco reduced the per share exercise price as permitted under the applicable equity incentive plans of any unvested options outstanding as of the applicable record date by the per share distribution amounts paid. The 2003 Plan and 2004 Plan and/or underlying stock option agreements contain provisions that provide for anti-dilutive protection in the case of certain extraordinary corporate transactions, such as the Distributions, and the incremental compensation cost, defined as the difference in the fair value of the award immediately before and after the Distributions, was calculated as zero. As a result of the above Distributions, no incremental compensation cost was recognized.

For the years ended December 31, 2011 and January 1, 2011, Visant recognized total stock-based compensation expense of approximately $7.0 million and $13.4 million, respectively, which was included in selling and administrative expenses. Visant did not recognize any compensation expense related to stock-based compensation for the year ended January 2, 2010.

For the year ended December 31, 2011, there were no issuances of restricted shares. During the year ended January 1, 2011, Visant issued, subject to vesting, a total of 7,000 restricted shares of Class A Common Stock to one executive officer under the 2004 Plan.

As of December 31, 2011, $0.7 million of total unrecognized stock-based compensation expense related to restricted shares is expected to be recognized over a weighted-average period of 1.8 years.

For the years ended December 31, 2011 and January 1, 2011, there were no issuances of stock options.

Stock Options

The following table summarizes stock option activity for the Company:

Options in thousands	Options	Weighted- average exercise price
Outstanding at January 1, 2011	295	$46.64
Exercised	(10)	$38.49
Granted	—	$—
Forfeited/expired	(2)	$143.70
Cancelled	—	$—

Outstanding at December 31, 2011	283	$44.93

Vested or expected to vest at December 31, 2011	283	$44.93

Exercisable at December 31, 2011	283	$44.93

The exercise prices for options that were unvested as of the applicable record date have been adjusted to reflect the Distributions.

The weighted-average remaining contractual life of outstanding options at December 31, 2011 was approximately 3.2 years. As of December 31, 2011, there was no unrecognized stock-based compensation expense related to stock options expected to be recognized.

LTIP

The following table summarizes 2010 LTIP award activity for the Company:

Units in thousands	2011 LTIP
Outstanding at January 1, 2011	112
Granted	1
Forfeited/Expired	(37)
Settled/Paid	(33)
Cancelled	—

Outstanding at December 31, 2011	43

Vested or expected to vest at December 31, 2011	43

As of December 31, 2011, there was no unrecognized stock-based compensation expense related to the 2010 LTIP to be recognized.

Business Segments	12 Months Ended
Dec. 31, 2011
Business Segments [Abstract]
Business Segments

16.    Business Segments

The Company's three reportable segments consist of:

•

Scholastic—provides services in conjunction with the marketing, sale and production of class rings and an array of graduation products and other scholastic affinity products to students and administrators primarily in high schools, colleges and other post-secondary institutions;

•

Memory Book—provides services in conjunction with the publication, marketing, sale and production of school yearbooks, memory books and related products that help people tell their stories and chronicle important events; and

•

Marketing and Publishing Services—provides services in conjunction with the development, marketing, sale and production of multi-sensory and interactive advertising sampling systems and packaging, primarily for the fragrance, cosmetic and personal care segments, and provides innovative products and related services to the direct marketing sector. The group also produces book components primarily for the educational and trade publishing segments.

Scholastic

The Scholastic segment provides services in conjunction with the marketing, sale and production of class rings and an array of graduation products, such as caps, gowns, diplomas and announcements, graduation-related accessories and other scholastic affinity products. In the Scholastic segment, we target the school channel and primarily serve U.S. high schools, colleges and universities, marketing and selling products to students and administrators. Jostens relies on a network of independent sales representatives to sell its scholastic products. Jostens provides customer service in the marketing and sale of class rings and certain other graduation products, which often involves a high degree of customization. Jostens also provides ongoing warranty service on its class and affiliation rings. Jostens maintains product-specific tooling as well as a library of school logos and mascots that can be used repeatedly for specific school accounts over time. In addition to its class ring offerings, Jostens also designs, manufactures, markets and sells championship rings for professional sports and affinity rings for a variety of specialty markets. Since the acquisition of Neff, a single source provider of custom award programs and apparel, in March 2007, and the Company's subsequent acquisitions in 2009 and 2010 in the varsity jacket business, we also market, manufacture and sell an array of additional scholastic products, including chenille letters, varsity jackets, mascot mats, plaques and sports apparel in schools and through a dealer network.

Memory Book

Jostens provides services in conjunction with the publication, marketing, sale and production of memory books, and related products that help people tell their stories and chronicle important events. Jostens' strong brand recognition is deeply rooted in its school-by-school relationships and in its consistent ability to deliver high quality products and services and innovate to meet market demands. Jostens primarily services U.S. high schools, colleges, universities, elementary and middle schools. Jostens generates the majority of its revenues from high school accounts. Jostens' independent sales representatives and technical support employees assist students and faculty advisers with the planning and layout of yearbooks, including through the provision of online layout and editorial tools to assist the schools in the publication of the yearbook. With a new class of students each year and periodic faculty advisor turnover, Jostens' independent sales representatives and customer service employees are the main point of continuity for the yearbook production process on a year-to-year basis. Jostens also offers online memory book products and related services, enabling the consumer to create personal, hard or soft-cover memory books to chronicle important events.

Marketing and Publishing Services

The Marketing and Publishing Services segment includes operations in sampling, direct marketing and publishing services. The sampling operations provide services in conjunction with the development, marketing, sale and production of multi-sensory and interactive advertising sampling systems and packaging, primarily for the fragrance, cosmetics and personal care segments. With over a 100-year history, Arcade pioneered the leading ScentStrip® product in 1980. Since then, we have developed an extensive portfolio of proprietary, patented and patent-pending technologies that can be incorporated into various conventional and on-line marketing programs designed to reach the consumer at home or in-store, including magazine and catalog inserts, remittance envelopes, statement enclosures, blow-ins, direct mail, direct sell and point-of-sale materials and gift-with-purchase/purchase-with-purchase programs. Since the acquisition of Color Optics, a specialty packaging provider, the Company also markets, manufactures and sells highly decorated packaging solutions to the cosmetic and consumer products industries. The direct marketing operations specialize in high-quality, in-line printed products and can accommodate large marketing projects with a wide range of dimensional printed products and in-line finishing production, data processing and mailing services. The products range from conventional direct marketing pieces to integrated offerings with data collection and tracking features. The personalized imaging capabilities can offer individualized messages to each recipient within a geographical area or demographic group for targeted marketing efforts. The publishing services business produces book components, including book covers and jackets, and employs specialized techniques to create highly decorated covers. The Company has long-standing relationships with many customers in this segment, including the world's leading fragrance, beauty and cosmetic purveyors and educational and trade publishers.

The following table presents information of the Company by business segment:

In thousands	2011	2010	2009
Net sales
Scholastic	$474,667	$469,730	$462,718
Memory Book	362,380	375,866	386,848
Marketing and Publishing Services	380,774	395,310	406,032
Inter-segment eliminations	(29)	(19)	(273)

	$1,217,792	$1,240,887	$1,255,325

Operating income
Scholastic	$34,948	$25,635	$45,529
Memory Book	103,137	116,549	105,767
Marketing and Publishing Services	13,792	55,637	50,862

	$151,877	$197,821	$202,158

Interest, net
Scholastic	$64,071	$34,812	$20,837
Memory Book	49,365	27,657	17,638
Marketing and Publishing Services	50,700	28,824	16,814

	$164,136	$91,293	$55,289

Depreciation and Amortization
Scholastic	$32,627	$31,879	$29,198
Memory Book	39,424	39,164	38,989
Marketing and Publishing Services	34,032	33,537	34,358

	$106,083	$104,580	$102,545

Capital expenditures
Scholastic	$12,440	$9,831	$11,099
Memory Book	29,949	22,295	13,633
Marketing and Publishing Services	13,136	18,097	21,406

	$55,525	$50,223	$46,138

Goodwill
Scholastic	$309,878	$309,927	$305,806
Memory Book	391,178	391,614	391,553
Marketing and Publishing Services	282,058	306,958	306,958

	$983,114	$1,008,499	$1,004,317

Intangible assets
Scholastic	$145,941	$163,355	$176,124
Memory Book	168,984	186,706	206,925
Marketing and Publishing Services	133,469	153,748	167,581

	$448,394	$503,809	$550,630

Total assets
Scholastic	$668,179	$683,727	$687,083
Memory Book	749,932	762,240	791,465
Marketing and Publishing Services	626,383	698,008	708,699

	$2,044,494	$2,143,975	$2,187,247

Net sales are reported in the geographic area where the final sales to customers are made, rather than where the transaction originates. No single customer accounted for more than 10% of revenue in any of 2011, 2010 and 2009.

The following table presents net sales by class of similar products and certain geographic information for the Company:

In thousands	2011	2010	2009
Net sales by classes of similar products
Memory book and yearbook products and services	$362,380	$375,866	$386,783
Graduation and affinity products	261,849	261,383	254,458
Class ring and jewelry products	212,818	208,347	208,260
Sampling products and services	174,831	146,757	139,506
Book components	108,784	132,109	154,858
Direct marketing products and services	97,130	116,425	111,460

	$1,217,792	$1,240,887	$1,255,325

Net sales by geographic area
United States	$1,116,602	$1,164,100	$1,186,840
Canada	38,436	33,777	25,053
France	30,925	18,715	13,097
Other	31,829	24,295	30,335

	$1,217,792	$1,240,887	$1,255,325

Net property, plant and equipment and intangible assets by geographic area
United States	$1,634,369	$1,719,293	$1,763,717
Other, primarily Canada	7,189	7,466	2,062

	$1,641,558	$1,726,759	$1,765,779

Common Stock	12 Months Ended
Dec. 31, 2011
Common Stock [Abstract]
Common Stock

17.    Common Stock

Holdco's common stock, $0.01 par value per share, consists of Class A and Class C common stock. Holdco's charter also authorizes the issuance of non-voting Class B common stock, but currently no such shares are outstanding. Holders of Class A common stock are entitled to one vote for each share held for any matter coming before the stockholders of Holdco. The holder of the share of Class C common stock is entitled to a number of votes for any matter coming before the stockholders of Holdco equal to:

(i)	initially, the excess of (x) 50% of all votes entitled to be cast by holders of outstanding common stock for any matter coming before the stockholders of Holdco, over (y) the percentage of all votes entitled to be cast by the initial holder of the share of Class C common stock together with any permitted transferees of the initial holder, for any matter coming before the stockholders of Holdco by virtue of the shares of Class A common stock acquired by the initial holder pursuant to the Contribution Agreement, dated July 21, 2004, between Holdco and the initial holder, such excess determined based on the shares of common stock issued and outstanding immediately prior to October 4, 2004, giving effect to any shares of common stock acquired by the initial holder pursuant to the Contribution Agreement at the closing thereunder; and

(ii)	thereafter, the number of votes will be permanently reduced to an amount equal to the excess, if any, of (x) 50% of all votes entitled to be cast by holders of outstanding common stock for any matter coming before the stockholders of Holdco (as reduced by any shares of Class A common stock of Holdco issued on the date of the closing under the Contribution Agreement or thereafter to any person other than the initial holder), over (y) the percentage of all votes entitled to be cast by the initial holder, together with its transferees, for any matter coming before the stockholders of Holdco by virtue of the shares of Class A common stock then held by the initial holder, together with its transferees, not to exceed the percentage voting interest attributed to such share pursuant to clause (i) above; and

(iii)	if the share of Class C common stock is transferred by the initial holder (or its permitted transferee) to any person other than a permitted transferee of the initial holder, the share of Class C common stock will entitle the holder to the same voting rights as the share of Class C common stock entitled the holder immediately prior to the transfer.

The share of Class C common stock will at all times entitle the holder to at least one vote on any matter coming before the stockholders of Holdco. In addition, the share of Class C common stock will automatically convert into one fully-paid and non-assessable share of Class A common stock (1) upon the consummation of an initial public offering or (2) upon the first occurrence that the share of Class C common stock is entitled to only one vote for any matter coming before the stockholders of Holdco, as more fully provided by the certificate of incorporation.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

18.    Related Party Transactions

Transactions with Sponsors

Stockholders Agreement

In connection with the Transactions, in October 2004 Holdco entered into a stockholders agreement (the "2004 Stockholders Agreement") with an entity affiliated with KKR and entities affiliated with DLJMBP III (each an "Investor Entity" and together the "Investor Entities") that provides for, among other things:

•

the right of each of the Investor Entities to designate a certain number of directors to Holdco's board of directors for so long as they hold a certain amount of Holdco's common stock. Of the eight members of Holdco's board of directors, KKR and DLJMBP III each has the right to designate four of Holdco's directors (currently three KKR and three DLJMBP III designees serve on Holdco's board) with the Company's Chief Executive Officer and President, Marc L. Reisch, as chairman;

•

certain limitations on the transfer of Holdco's common stock held by the Investor Entities for a period of four years after the completion of the Transactions, after which, if Holdco has not completed an initial public offering, any Investor Entity wishing to sell any of Holdco common stock held by it must first offer to sell such stock to Holdco and the other Investor Entities, provided that, if Holdco completes an initial public offering during the four years after the completion of the Transactions, any Investor Entity may sell pursuant to its registration rights as described below;

•	a consent right for the Investor Entities with respect to certain corporate actions;

•

the ability of the Investor Entities to "tag-along" their shares of Holdco's common stock to sales by any other Investor Entity, and the ability of the Investor Entities to "drag-along" Holdco's common stock held by the other Investor Entities under certain circumstances;

•	the right of the Investor Entities to purchase a pro rata portion of all or any part of any new securities offered by Holdco; and

•	a restriction on the ability of the Investor Entities and certain of their affiliates to own, operate or control a business that competes with Holdings, subject to certain exceptions.

Management Services Agreement

In connection with the Transactions, Holdco entered into a management services agreement with the Sponsors pursuant to which the Sponsors provide certain structuring, consulting and management advisory services. Under the management services agreement, during the term the Sponsors receive an annual advisory fee of $3.0 million that is payable quarterly and which increases by 3% per year. Holdco incurred advisory fees from the Sponsors of $3.6 million for the year ended December 31, 2011, $3.5 million for the year ended January 1, 2011 and $3.4 million for the year ended January 2, 2010. The management services agreement also provides that Holdco will indemnify the Sponsors and their affiliates, directors, officers and representatives for losses relating to the services contemplated by the management services agreement and the engagement of the Sponsors pursuant to, and the performance by the Sponsors of the services contemplated by, the management services agreement.

Registration Rights Agreement

In connection with the Transactions, Holdco entered into a registration rights agreement with the Investor Entities pursuant to which the Investor Entities are entitled to certain demand and piggyback rights with respect to the registration and sale of Holdco's common stock held by them.

Other

KKR Capstone is a team of operational professionals who work exclusively with KKR's investment professionals and portfolio company management teams to enhance and strengthen operations in KKR's portfolio companies. The Company has retained KKR Capstone from time to time to provide certain of its businesses with consulting services primarily to help identify and implement operational improvements and other strategic efforts within its businesses. The Company incurred approximately $1.5 million and $0.4 million in fiscal 2011 and fiscal 2010, respectively, for services provided by KKR Capstone. There were no services rendered or payments made for the year ended January 2, 2010. An affiliate of KKR Capstone has an ownership interest in Holdco.

Certain of the lenders under the Credit Facilities and their affiliates have engaged, and may in the future engage, in investment banking, commercial banking and other financial advisory and commercial dealings with Visant and its affiliates. Such parties have received (or will receive) customary fees and commissions for these transactions.

Affiliates of Credit Suisse Securities (USA) LLC and KKR Capital Markets LLC act as lenders and/or as agents under the Credit Facilities and were initial purchasers of the Senior Notes, for which they received and will receive customary fees and expenses and are indemnified by the Company against certain liabilities. Each of Credit Suisse Securities (USA) LLC and KKR Capital Markets LLC is an affiliate of one of the Sponsors.

In 2011, Visant entered into pay-fixed/receive-floating interest rate swap transactions (the "Swap Transactions") with respect to its variable rate term loan indebtedness under the Credit Facilities. The counterparties to the Swap Transactions or their affiliates are parties to the Credit Facilities. Such parties have received (or will receive) customary fees and commissions for such transactions. Credit Suisse International, which is a counterparty to one of the Swap Transactions, is an affiliate of DLJMBP III.

The Company is party to an agreement with CoreTrust Purchasing Group ("CoreTrust"), a group purchasing organization, pursuant to which the Company avails itself of the terms and conditions of the CoreTrust purchasing organization for certain purchases, including its prescription drug benefit program. An affiliate of KKR is party to an agreement with CoreTrust which permits certain KKR affiliates, including Visant, the benefit of utilizing the CoreTrust group purchasing program. CoreTrust receives payment of fees for administrative and other services provided by CoreTrust from certain vendors based on the products and services purchased by the Company and other parties and CoreTrust shares a portion of such fees with the KKR affiliate.

The Company participates in providing, with an affiliate of First Data Corporation ("First Data"), integrated marketing programs to third parties from time to time. The terms of the arrangement between the Company and First Data have been negotiated on an arm's length basis. First Data is also owned and controlled by affiliates of KKR, and Tagar C. Olson, a member of Visant's and Holdco's board of directors, is a director of First Data. Based on the applicable guidance, the Company records its portion of the profits from such "collaborative arrangement" as revenue. The Company is not permitted, in accordance with the applicable accounting guidance, to present the sales, cost of sales or marketing expenses related to the sales transactions with third parties because First Data is the "principal participant" in the "collaborative arrangement". For each of the fiscal years ended December 31, 2011 and January 1, 2011, the amount of revenue recognized through this arrangement was not material to the financial statements. The Company did not recognize any revenue through this arrangement for the year ended January 2, 2010.

Transactions with Other Co-Investors and Management

Syndicate Stockholders Agreement

In September 2003, Visant, Holdco, DLJMBP III and certain of its affiliated funds (collectively, the "DLJMBP Funds") and certain of the DLJMBP Funds' co-investors entered into a stock purchase and stockholders' agreement (the "Syndicate Stockholders Agreement"), pursuant to which the DLJMBP Funds sold to the co-investors shares of: (1) the Class A Common Stock, (2) Holdco's Class B Non-Voting Common Stock (which have since been converted into shares of Class A Common Stock) and (3) Visant's 8% Senior Redeemable Preferred Stock (which has since been repurchased).

The Syndicate Stockholders Agreement contains provisions which, among other things:

•	restrict the ability of the syndicate stockholders to make certain transfers;

•	grant the co-investors certain board observation and information rights;

•	provide for certain tag-along and drag-along rights;

•

grant preemptive rights to the co-investors to purchase a pro rata share of any new shares of common stock issued by Holdco or Jostens to any of the DLJMBP Funds or their successors prior to an initial public offering; and

•	give the stockholders piggyback registration rights in the event of a public offering in which the DLJMBP Funds sell shares.

Management Stockholders Agreement

In July 2003, Holdco, the DLJMBP Funds and certain members of management entered into a stockholders' agreement that contains certain provisions which, among other things:

•	restrict the ability of the management stockholders to transfer their shares;

•	provide for certain tag-along and drag-along rights;

•	provide certain call and put rights;

•

grant preemptive rights to the management stockholders to purchase a pro rata share of any new shares of common stock issued by Holdco or Jostens to any of the DLJMBP Funds or their successors prior to an initial public offering;

•	grant the DLJMBP Funds six demand registration rights; and

•	give the stockholders piggyback registration rights in the event of a public offering in which the DLJMBP Funds sell shares.

Condensed Consolidating Guarantor Information	12 Months Ended
Dec. 31, 2011
Condensed Consolidating Guarantor Information [Abstract]
Condensed Consolidating Guarantor Information

19.    Condensed Consolidating Guarantor Information

As discussed in Note 10, Debt, Visant's obligations under the Credit Facilities and the Senior Notes are guaranteed by certain of its wholly-owned subsidiaries on a full, unconditional and joint and several basis. The following tables present condensed consolidating financial information for Visant, as issuer, and its guarantor and non-guarantor subsidiaries. Immaterial amounts previously reported in the "Guarantors" and "Eliminations" column for "Net sales" and "Cost of products sold" in the years ended January 1, 2011 and January 2, 2010 have been adjusted in order to present the elimination of transactions amongst guarantors.

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

2011

			Non-
In thousands	Visant	Guarantors	Guarantors	Eliminations	Total
Net sales	$—	$1,154,477	$86,383	$(23,068)	$1,217,792
Cost of products sold	—	538,404	57,221	(23,014)	572,611

Gross profit	—	616,073	29,162	(54)	645,181
Selling and administrative expenses	2,943	427,731	19,127	—	449,801
Gain on sale of assets	—	(910)	—	—	(910)
Special charges	320	44,064	29	—	44,413

Operating (loss) income	(3,263)	145,188	10,006	(54)	151,877
Net interest expense	161,931	140,055	142	(137,992)	164,136

(Loss) income before income taxes	(165,194)	5,133	9,864	137,938	(12,259)
(Benefit from) provision for income taxes	(8,966)	9,906	1,709	(24)	2,625

(Loss) income from operations	(156,228)	(4,773)	8,155	137,962	(14,884)
Equity (earnings) in subsidiary, net of tax	(141,344)	(8,155)	—	149,499	—

Net (loss) income	$(14,884)	$3,382	$8,155	$(11,537)	$(14,884)

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

2010

In thousands	Visant	Guarantors	Non- Guarantors	Eliminations	Total

Net sales	$—	$1,193,546	$60,200	$(12,859)	$1,240,887
Cost of products sold	—	553,225	36,299	(12,674)	576,850

Gross profit	—	640,321	23,901	(185)	664,037
Selling and administrative expenses	4,751	439,652	16,824	—	461,227
Loss on sale of assets	—	269	—	—	269
Special charges	—	4,298	422	—	4,720

Operating (loss) income	(4,751)	196,102	6,655	(185)	197,821
Loss on repurchase and redemption of debt	9,693	—	—	—	9,693

(Loss) income before interest and taxes	(14,444)	196,102	6,655	(185)	188,128
Net interest expense	88,853	54,919	36	(52,515)	91,293

(Loss) income before income taxes	(103,297)	141,183	6,619	52,330	96,835
(Benefit from) provision for income taxes	(18,896)	59,035	601	(72)	40,668

(Loss) income from operations	(84,401)	82,148	6,018	52,402	56,167
Equity (earnings) in subsidiary, net of tax	(140,568)	(6,018)	—	146,586	—

Net income	$56,167	$88,166	$6,018	$(94,184)	$56,167

CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

2009

In thousands	Visant	Guarantors	Non- Guarantors	Eliminations	Total
Net sales	$—	$1,215,250	$51,567	$(11,492)	$1,255,325
Cost of products sold	—	569,287	30,936	(11,440)	588,783

Gross profit	—	645,963	20,631	(52)	666,542
Selling and administrative expenses	—	437,118	14,185	—	451,303
Gain on disposal of fixed assets	—	(1,405)	—	—	(1,405)
Special charges	(1)	14,465	22	—	14,486

Operating income	1	195,785	6,424	(52)	202,158
Net interest expense	67,193	41,815	173	(53,892)	55,289

(Loss) income before income taxes	(67,192)	153,970	6,251	53,840	146,869
(Benefit from) provision for income taxes	(4,244)	59,412	1,061	(20)	56,209

(Loss) income from operations	(62,948)	94,558	5,190	53,860	90,660
Equity (earnings) loss in subsidiary, net of tax	(153,608)	(5,190)	—	158,798	—

Net income	$90,660	$99,748	$5,190	$(104,938)	$90,660

CONDENSED CONSOLIDATING BALANCE SHEET

2011

In thousands	Visant	Guarantors	Non- Guarantors	Eliminations	Total
ASSETS
Cash and cash equivalents	$30,138	$2,334	$3,542	$—	$36,014
Accounts receivable, net	1,099	96,626	15,113	—	112,838
Inventories	—	104,998	4,652	(360)	109,290
Salespersons overdrafts, net	—	29,158	916	—	30,074
Prepaid expenses and other current assets	—	18,434	879	—	19,313
Income tax receivable	2,022	—	—	—	2,022
Intercompany receivable	—	12,400	—	(12,400)	—
Deferred income taxes	3,006	18,806	84	—	21,896

Total current assets	36,265	282,756	25,186	(12,760)	331,447
Property, plant and equipment, net	172	208,524	1,354	—	210,050
Goodwill	—	959,004	24,110	—	983,114
Intangibles, net	—	438,022	10,372	—	448,394
Deferred financing costs, net	52,486	—	—	—	52,486
Deferred income taxes	—	—	2,564	—	2,564
Intercompany receivable	592,610	14,303	56,229	(663,142)	—
Other assets	847	10,429	257	—	11,533
Investment in subsidiaries	812,921	97,270	—	(910,191)	—
Prepaid pension costs	—	4,906	—	—	4,906

	$1,495,301	$2,015,214	$120,072	$(1,586,093)	$2,044,494

LIABILITIES AND STOCKHOLDER'S (DEFICIT) EQUITY
Accounts payable	$5,135	$44,647	$5,570	$(2)	$55,350
Accrued employee compensation	6,579	21,405	2,563	—	30,547
Customer deposits	—	168,904	8,092	—	176,996
Commissions payable	—	20,651	714	—	21,365
Income taxes payable	28,478	1,414	62	(142)	29,812
Interest payable	34,204	90	—	—	34,294
Current portion of long-term debt and capital leases	12	3,996	18	—	4,026
Intercompany payable	12,075	(4,275)	4,598	(12,398)	—
Other accrued liabilities	13,553	21,673	1,158	—	36,384

Total current liabilities	100,036	278,505	22,775	(12,542)	388,774
Long-term debt and capital leases, less current maturities	1,905,214	8,351	14	—	1,913,579
Intercompany payable	14,303	649,057	—	(663,360)	—
Deferred income taxes	(5,783)	163,878	—	—	158,095
Pension liabilities, net	18,274	78,900	—	—	97,174
Other noncurrent liabilities	21,236	23,602	13	—	44,851

Total liabilities	2,053,280	1,202,293	22,802	(675,902)	2,602,473
Mezzanine equity	578	—	—	—	578
Stockholder's (deficit) equity	(558,557)	812,921	97,270	(910,191)	(558,557)

	$1,495,301	$2,015,214	$120,072	$(1,586,093)	$2,044,494

CONDENSED CONSOLIDATING BALANCE SHEET

2010

In thousands	Visant	Guarantors	Non- Guarantors	Eliminations	Total
ASSETS
Cash and cash equivalents	$46,794	$8,098	$5,305	$—	$60,197
Accounts receivable, net	1,307	104,973	5,960	—	112,240
Inventories	—	98,897	3,856	(307)	102,446
Salespersons overdrafts, net	—	29,592	1,027	—	30,619
Prepaid expenses and other current assets	1,416	16,531	348	—	18,295
Intercompany receivable	379	12,331	—	(12,710)	—
Deferred income taxes	2,932	17,983	139	—	21,054

Total current assets	52,828	288,405	16,635	(13,017)	344,851
Property, plant and equipment, net	324	213,306	821	—	214,451
Goodwill	—	983,904	24,595	—	1,008,499
Intangibles, net	—	493,305	10,504	—	503,809
Deferred financing costs, net	50,174	—	—	—	50,174
Deferred income taxes	—	—	2,690	—	2,690
Intercompany receivable	1,127,989	504,988	52,879	(1,685,856)	—
Other assets	2,184	11,533	72	—	13,789
Investment in subsidiaries	838,540	90,252	—	(928,792)	—
Prepaid pension costs	—	5,712	—	—	5,712

	$2,072,039	$2,591,405	$108,196	$(2,627,665)	$2,143,975

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Accounts payable	$5,676	$43,782	$2,270	$—	$51,728
Accrued employee compensation	6,834	21,776	2,238	—	30,848
Customer deposits	—	175,042	8,266	—	183,308
Commissions payable	—	21,161	804	—	21,965
Income taxes payable	25,686	2,174	1,536	(119)	29,277
Interest payable	37,815	99	—	—	37,914
Current portion of long-term debt and capital leases	12,513	3,740	7	—	16,260
Intercompany payable	7,879	3,757	1,074	(12,710)	—
Other accrued liabilities	7,046	24,671	627	—	32,344

Total current liabilities	103,449	296,202	16,822	(12,829)	403,644
Long-term debt and capital leases, less current maturities	1,960,675	11,787	7	—	1,972,469
Intercompany payable	504,866	1,181,178	—	(1,686,044)	—
Deferred income taxes	(11,979)	193,659	—	—	181,680
Pension liabilities, net	606	53,067	—	—	53,673
Other noncurrent liabilities	24,434	16,972	1,115	—	42,521

Total liabilities	2,582,051	1,752,865	17,944	(1,698,873)	2,653,987
Mezzanine equity	145	—	—	—	145
Stockholders' (deficit) equity	(510,157)	838,540	90,252	(928,792)	(510,157)

	$2,072,039	$2,591,405	$108,196	$(2,627,665)	$2,143,975

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

2011

In thousands	Visant	Guarantors	Non- Guarantors	Eliminations	Total
Net (loss) income	$(14,884)	$3,382	$8,155	$(11,537)	(14,884)
Other cash provided by (used in) operating activities	24,825	109,545	(8,495)	11,538	137,413

Net cash provided by (used in) operating activities	9,941	112,927	(340)	1	122,529
Purchases of property, plant and equipment	—	(54,648)	(877)	—	(55,525)
Additions to intangibles	—	(212)	—	—	(212)
Proceeds from sale of property and equipment	—	6,734	—	—	6,734
Acquisition of business, net of cash acquired	—	(4,681)	—	—	(4,681)
Other investing activities, net	—	(1,233)	1,233	—	—

Net cash (used in) provided by investing activities	—	(54,040)	356	—	(53,684)
Short-term borrowings	83,000	—	—	—	83,000
Short-term repayments	(83,000)	—	—	—	(83,000)
Repayments of long-term debt and capital leases	(72,479)	(3,802)	(16)	—	(76,297)
Proceeds from issuance of long-term debt	—	349	—	—	349
Intercompany payable (receivable)	62,461	(62,460)	—	(1)	—
Dividends	—	1,262	(1,262)	—	—
Debt financing costs	(16,579)	—	—	—	(16,579)

Net cash used in financing activities	(26,597)	(64,651)	(1,278)	(1)	(92,527)
Effect of exchange rate changes on cash and cash equivalents	—	—	(501)	—	(501)

Decrease in cash and cash equivalents	(16,656)	(5,764)	(1,763)	—	(24,183)
Cash and cash equivalents, beginning of period	46,794	8,098	5,305	—	60,197

Cash and cash equivalents, end of period	$30,138	$2,334	$3,542	$—	$36,014

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

2010

In thousands	Visant	Guarantors	Non- Guarantors	Eliminations	Total
Net income	$56,167	$88,166	$6,018	$(94,184)	$56,167
Other cash (used in) provided by operating activities	(17,216)	81,238	(9,638)	94,184	148,568

Net cash provided by (used in) operating activities	38,951	169,404	(3,620)	—	204,735
Purchases of property, plant and equipment	—	(50,108)	(115)	—	(50,223)
Additions to intangibles	—	(1,039)	—	—	(1,039)
Proceeds from sale of property and equipment	—	751	—	—	751
Acquisition of businesses, net of cash acquired	—	(9,896)	—	—	(9,896)
Other investing activities, net	—	9	—	—	9

Net cash used in investing activities	—	(60,283)	(115)	—	(60,398)
Short-term borrowings	329,400	—	—	—	329,400
Short-term repayments	(329,400)	—	—	—	(329,400)
Repayment of long-term debt and capital leases	(820,721)	(2,916)	(561)	—	(824,198)
Proceeds from issuance of long-term debt	1,975,000	8,234	—	—	1,983,234
Intercompany payable (receivable)	111,217	(111,217)	—	—	—
Distribution to shareholder	(1,303,731)	—	—	—	(1,303,731)
Debt financing costs and related expenses	(52,262)	—	—	—	(52,262)
Other financing activities	—	1,051	(1,051)	—	—

Net cash used in financing activities	(90,497)	(104,848)	(1,612)	—	(196,957)
Effect of exchange rate changes on cash and cash equivalents	—	—	(276)	—	(276)

(Decrease) increase in cash and cash equivalents	(51,546)	4,273	(5,623)	—	(52,896)
Cash and cash equivalents, beginning of period	98,340	3,825	10,928	—	113,093

Cash and cash equivalents, end of period	$46,794	$8,098	$5,305	$—	$60,197

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

2009

In thousands	Visant	Guarantors	Non- Guarantors	Eliminations	Total
Net income	$90,660	$99,748	$5,190	$(104,938)	$90,660
Other cash (used in) provided by operating activities	(109,842)	119,575	(1,596)	108,293	116,430

Net cash (used in) provided by operating activities	(19,182)	219,323	3,594	3,355	207,090
Purchases of property, plant and equipment	—	(46,136)	(2)	—	(46,138)
Additions to intangibles	—	(917)	—	—	(917)
Proceeds from sale of property and equipment	—	3,491	—	—	3,491
Acquisition of business, net of cash acquired	1,432	(2,301)	—	—	(869)

Net cash provided by (used in) investing activities	1,432	(45,863)	(2)	—	(44,433)
Short-term (repayments) borrowings	(137,000)	1,069	—	—	(135,931)
Repayment of long-term debt and capital leases	—	(71)	(7)	—	(78)
Proceeds from issuance of long-term debt	—	8,394	—	—	8,394
Intercompany payable (receivable)	189,839	(186,484)	—	(3,355)	—
Distribution to shareholder	(36,569)	—	—	—	(36,569)
Debt financing costs and related expenses	(2,697)	(44)	(43)	—	(2,784)
Other financing activities	—	1,002	(1,002)		—

Net cash provided by (used in) financing activities	13,573	(176,134)	(1,052)	(3,355)	(166,968)
Effect of exchange rate changes on cash and cash equivalents	—	—	(197)	—	(197)

(Decrease) increase in cash and cash equivalents	(4,177)	(2,674)	2,343	—	(4,508)
Cash and cash equivalents, beginning of period	102,517	6,499	8,585	—	117,601

Cash and cash equivalents, end of period	$98,340	$3,825	$10,928	$—	$113,093

Schedule II - Valuation And Qualifying Accounts	12 Months Ended
Dec. 31, 2011
Schedule II - Valuation And Qualifying Accounts [Abstract]
Schedule II - Valuation And Qualifying Accounts

FINANCIAL STATEMENT SCHEDULE

Schedule II- Valuation and Qualifying Accounts

Visant Corporation and subsidiaries

	Allowance for uncollectible accounts(1)	Allowance for sales returns(2)	Salesperson overdraft reserve(1)
Balance, January 3, 2009	$4,308	$8,023	$8,144

Charged to expense	2,219	24,486	2,875
Deductions	1,442	24,998	2,282

Balance, January 2, 2010	$5,085	$7,511	$8,737

Charged to expense	2,733	23,009	3,470
Deductions	2,747	23,404	740

Balance, January 1, 2011	$5,071	$7,116	$11,467

Charged to expense	2,416	21,426	2,933
Deductions	2,161	21,508	1,485

Balance, December 31, 2011	$5,326	$7,034	$12,915

(1)	Deductions represent uncollectible accounts written off, net of recoveries
(2)	Deductions represent returns processed against reserve